UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2021 – November 30, 2021

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

11.30.2021 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Strategic Opportunities Fund

GuggenheimInvestments.com	CEF-GOF-SAR-1121

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2021

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2021.

On September 14, 2021, Guggenheim Investments announced that shareholders approved the mergers of Guggenheim Enhanced Equity Income Fund and Guggenheim Credit Allocation Fund with and into the Fund. The mergers became effective with the open of the New York Stock Exchange on October 25, 2021. To learn more about the mergers, we encourage you to read the Questions and Answers section of this report, which begins on page 6.

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2021, the Fund provided a total return based on market price of -5.04% and a total return based on NAV of 3.13%. As of November 30, 2021, the Fund’s market price of $18.75 per share represented a premium of 13.77% to its NAV of $16.48 per share.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2021

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

From June 2021 through November 2021, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 11.65% based on the Fund’s closing market price of $18.75 per share on November 30, 2021. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 28, and Note 2(f) on page 93 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 121 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

December 31, 2021

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2021

During the six-month period ended November 30, 2021, the yield on the two-year U.S. Treasury Note rose 38 basis points to 0.52% from 0.14%, and the 10-year U.S. Treasury Note fell 15 basis points to 1.43% from 1.58%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 91 basis points from 144 basis points. One basis point equals 0.01%. Treasury yields experienced volatility through much of the period, rising on strong U.S. economic data and market strength and declining amid policy uncertainty, global geopolitical challenges, and the emergence of new COVID-19 variants.

Real gross domestic product (“GDP”) growth in the fourth quarter picked up meaningfully from the third quarter, which came in around 2% annualized. We expect fourth quarter growth in real terms to come in close to 7% annualized. Sequential growth in 2022 is likely to be slower than in 2021 as we move further away from the initial pandemic shock, but we still expect GDP growth in 2022 of 3–4% for the full year, well above potential based on the supply side of the economy’s capacity to provide the goods and services to meet consumer demand.

Transitory inflationary pressures have dominated the news for much of the year. The initial spike in the second quarter was due to reopening activities, in the third quarter it was driven by global supply chain issues related to the spread of the Delta variant, and then in the fourth quarter we experienced some strong gains in energy prices. These successive price shocks appear to have had a more sustained impact on inflation, but this should wane in 2022 as some of the supply chain issues improve.

Nevertheless, rising inflation has paved the way for a winding down of ultra-accommodative U.S. Federal Reserve (the “Fed”) policy. We expect the Fed to conclude tapering in March 2022 and deliver its first rate hike of the cycle in May 2022 followed by two more in 2022, and then four more in 2023, although not necessarily spread evenly over the course of this period due to turbulence along the way. Fed Chair Powell has indicated over time that he understands that policy needs to be nimble, and investors should anticipate that, given the uncertainty and cross currents, the Fed will pivot as needed.

Even if the pace of rate hikes occurs as expected, Fed officials’ median expectation is for an interest rate of 2% in 2024, well below their 2.5% neutral rate estimate, beyond which Fed policy can be considered restrictive. In the meantime, the policy environment should remain highly supportive of the drivers of corporate earnings, which should help reassure markets.

Outside of Fed policy, we expect the housing market to continue to be supported by low interest rates and strong demand, coupled with a deep supply shortage since the peak of the housing bubble, which should continue to drive housing prices higher. In fixed-income markets, we expect floating rate credit to continue to outperform fixed-rate bonds and that the credit backdrop could remain positive throughout 2022.

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2021

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Perry Hollowell, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2021.

What is the Fund’s investment objective and how is it pursued?

The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.

The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities”), exposure to which is obtained primarily by investing in exchange-traded funds (“ETFs”) that Guggenheim believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities.

Guggenheim believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another. Under normal market conditions:

•	The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”);
•	The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;
•	The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in ETFs or other investment funds that track equity market indices and/or through derivative

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

•	The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

Guggenheim’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues.

The Fund may use financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Can you provide an update on the Guggenheim closed-end fund merger?

On September 14, 2021, Guggenheim Investments announced that shareholders approved the mergers (each, a “Merger” and together, the “Mergers”) of Guggenheim Enhanced Equity Income Fund (“GPM”) and Guggenheim Credit Allocation Fund (“GGM”) with and into Guggenheim Strategic

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Opportunities Fund (“GOF”), each a closed-end fund (together, the “Funds”). The Mergers became effective with the open of the New York Stock Exchange on October 25, 2021.

GOF continues to be subject to its current investment objectives, policies and restrictions. Shareholders of GPM and GGM (the “Acquired Funds”) received newly issued common shares of GOF, the aggregate net asset value (not the market value) of which equaled the aggregate net asset value of their common shares held immediately prior to the Mergers.

What impact have the Mergers had on the portfolio composition and the management of the Fund?

The integration of the assets from the Acquired Funds led to an increase in the net equity exposure (via a covered call strategy) and a proportional addition to below investment grade corporate credit. Both categories of assets fit within the investment strategy of the Fund and are favorably viewed given our constructive medium term outlook on risk.

While these assets had a negative performance impact on the Fund from the time of the Mergers to the end of the Fund’s semi-annual period, we continue to view the assets acquired favorably and our positioning is in-line with our view of market opportunity.

How did the Fund perform for the six months ended November 30, 2021?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2021, the Fund provided a total return based on market price of -5.04% and a total return based on NAV of 3.13%. As of November 30, 2021, the Fund’s market price of $18.75 per share represented a premium of 13.77% to its NAV of $16.48 per share. As of May 31, 2021, the Fund’s market price of $20.90 per share represented a premium of 22.58% to its NAV of $17.05 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 25 for additional information about the Fund’s performance.

What were the Fund’s distributions?

From June 2021 through November 2021, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 11.65% based on the Fund’s

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

closing market price of $18.75 per share on November 30, 2021. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 28, and Note 2(f) on page 93 for more information on distributions for the period.

For the calendar year ended December 31, 2021, 60% of the distributions were characterized as return of capital and 40% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

How did other markets perform in this environment for the six-month period ended November 30, 2021?

Index	Total Return
Bloomberg U.S. Aggregate Bond Index	1.02%
Bloomberg U.S. Corporate Bond Index	1.94%
Bloomberg U.S. Corporate High Yield Index	1.07%
Credit Suisse Leveraged Loan Index	1.63%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	0.08%
NASDAQ 100 Index	18.29%
Russell 2000 Index	-2.60%
S&P 500 Index	9.38%

Discuss performance over the period.

Interest rate curves flattened during the period with 3-year rates rising 50 basis points (one basis point equals 0.01%) and 30-year rates falling 50 basis points amid rising concerns over inflation and the expected monetary policy response. Over the period credit spreads continued to grind tighter on the back of a rapidly growing economy alongside continued accommodative fiscal and monetary policy. NAV performance was driven by a combination of spread tightening, earned income, and the covered call equity strategy. The Fund’s allocation to corporate credit was the largest driver of positive performance during the period, as credit spreads continued to tighten on improving credit fundamentals led by earnings growth. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Below investment grade corporate credit, including both high yield corporates and bank loans made up more than 67% of the Fund’s net assets at the end of the period. The Fund’s below investment grade allocation has continued to benefit from a combination of spread tightening and carry, even though spread widening occurred at the end of November 2021 in connection with the discovery of the Omicron variant. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we have slowed our reinvestment rate as we have become more cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

The Fund’s allocation to investment grade corporate bonds was 11% of the Fund’s net assets at period end. The sector contributed positively to performance as it benefited from a combination of carry and spread tightening, even though spread widening occurred in November 2021 in connection with the discovery of the Omicron variant. Investment grade corporate credit spreads tightened with the back up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers have been anecdotally higher given the attractiveness of the currency hedge-adjusted yields attainable in the sector given higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor of higher carry sectors like structured credit.

Structured credit comprised 12% of the Fund’s net assets at period end. The sector broadly and across sub-sectors continued to contribute positively for the period. Spreads have now largely recovered from the COVID shock, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLOs”) sector, which is on track for a record setting year. Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads to compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The equity portion of the Fund, primarily via a covered call strategy, was about 30% of the portfolio at period end. This ending value is higher than the average allocation over the period due to the

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Mergers. For the six-month period, the return on the covered call strategy was a significant contributor to performance, outperforming major fixed income sectors for the period.

What was the impact of derivatives on Fund performance?

During the reporting period, the Fund used futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit and index exposure. Over the period, interest rate swaps detracted from performance, as did interest rate options purchased (interest rate curve caps). Equity futures contributed to performance, while options on equities detracted from performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the period.

Discuss the Fund’s approach to duration.

The Fund has the flexibility to set duration targets and positioning across the curve; interest rate duration at period end was approximately 4 years. Most of the Fund’s duration is from the Investment Grade & High Yield Corporate bond allocation. The Fund is positioned for a flatter yield curve with floating rate exposure at the front end of the curve and duration further out the curve.

Discuss the Fund’s use of leverage.

As of November 30, 2021, the Fund’s leverage was approximately 29% of managed assets (including the proceeds of leverage), compared with about 30% at the beginning of the period.

The purpose of leverage (borrowings and reverse repurchase agreements) is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage by Investment Funds may cause the Investment Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

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Risks and Other Considerations

The outbreak of COVID-19 and the recovery response causes at times reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities, securities indices, exchange-traded funds and baskets of securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

“covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Guggenheim Partners Investment Management, LLC, or GPIM) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Fund and its investments in such instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade securities, which may have fixed interest rates.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. These risks are elevated given the currently distressed economic, market, labor and public health conditions.

CLO, CDO and CBO Risk. In addition to the general risks associated with credit securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments.

Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks. In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to financial leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2021

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2021

Fund Statistics
Share Price	$18.75
Net Asset Value	$16.48
Premium to NAV	13.77%
Net Assets ($000)	$1,573,342

AVERAGE ANNUAL TOTAL RETURNS FOR THE

PERIOD ENDED NOVEMBER 30, 2021

	Six month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	3.13%	12.31%	9.52%	10.14%	10.93%
Market	(5.04%)	12.60%	10.39%	11.75%	10.95%
Bloomberg U.S. Aggregate
Bond Index	1.02%	(1.15%)	5.52%	3.65%	3.04%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 25

FUND SUMMARY (Unaudited)	November 30, 2021

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	47.3%
Senior Floating Rate Interests	33.7%
Common Stocks	29.6%
Exchange-Traded Funds	12.3%
Asset-Backed Securities	9.3%
Preferred Stocks	4.8%
Closed-End Funds	2.7%
Collateralized Mortgage Obligations	2.2%
Money Market Fund	0.9%
Warrants	0.2%
Municipal Bonds	0.0%*
Options Purchased	0.0%*
Total Investments	143.0%
Options Written	(0.5%)
Other Assets & Liabilities, net	(42.5%)
Net Assets	100.0%

Ten Largest Holdings	% of Net Assets
Invesco QQQ Trust Series	4.2%
SPDR S&P 500 ETF Trust	4.1%
iShares Russell 2000 Index ETF	4.0%
Pershing Square Tontine Holdings Ltd. — Class A	1.3%
Sprite Ltd., 3.75%	1.0%
Morgan Stanley Finance LLC, 1.50%	0.9%
Boeing Co., 5.81%	0.8%
Delta Air Lines, Inc., 7.00%	0.8%
Midcap Funding XLVI Trust, 3.59%	0.6%
Quirch Foods Holdings LLC, 5.50%	0.6%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

* Less than 0.1%

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2021

Portfolio Composition by Quality Rating1

% of Total
Rating	Investments
Fixed Income Investments
AAA	0.3%
AA	0.2%
A	3.6%
BBB	10.6%
BB	15.5%
B	26.4%
CCC	2.4%
CC	0.5%
C	0.1%
D	0.0%*
NR2	5.1%
Other Investments	35.3%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 27

FUND SUMMARY (Unaudited) continued	November 30, 2021

Share Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2021, 60% of the distributions were characterized as return of capital and 40% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6%
Financial – 8.0%
Pershing Square Tontine Holdings Ltd. — Class A*,1	1,042,740	$ 21,021,638
KKR Acquisition Holdings I Corp. — Class A*,1	783,532	7,686,449
Aequi Acquisition Corp. — Class A*,1	738,900	7,219,053
TPG Pace Solutions Corp.*,1	196,839	1,948,706
TPG Pace Beneficial II Corp.*,1	160,210	1,602,100
RXR Acquisition Corp. — Class A*,1	160,538	1,566,851
MSD Acquisition Corp. — Class A*,1	116,869	1,157,003
Colicity, Inc. — Class A*,1	115,285	1,127,487
AfterNext HealthTech Acquisition Corp. — Class A*,1	107,300	1,045,102
Simon Property Group, Inc. REIT[2]	6,405	978,940
Conyers Park III Acquisition Corp. — Class A*,1	99,600	976,080
SVB Financial Group*,2	1,385	958,877
Regions Financial Corp.[2]	42,011	955,750
CME Group, Inc. — Class A2	4,329	954,631
Acropolis Infrastructure Acquisition Corp. — Class A*,1	98,300	953,510
Duke Realty Corp. REIT[2]	16,142	941,563
Comerica, Inc.[2]	11,253	928,710
Arthur J Gallagher & Co.[2]	5,686	926,249
KeyCorp[2]	41,229	925,179
Prologis, Inc. REIT[2]	6,130	924,097
Brown & Brown, Inc.[2]	14,180	913,334
Bank of America Corp.[2]	20,342	904,609
Citizens Financial Group, Inc.[2]	19,118	903,708
Intercontinental Exchange, Inc.[2]	6,893	901,053
Zions Bancorp North America[2]	14,277	900,593
Fifth Third Bancorp[2]	21,190	893,159
Ameriprise Financial, Inc.[2]	3,083	892,837
Mid-America Apartment Communities, Inc. REIT[2]	4,323	891,619
Raymond James Financial, Inc.[2]	9,053	889,819
Weyerhaeuser Co. REIT[2]	23,602	887,671
Charles Schwab Corp.[2]	11,467	887,431
M&T Bank Corp.[2]	6,034	884,645
Digital Realty Trust, Inc. REIT[2]	5,272	884,325
Wells Fargo & Co.[2]	18,480	882,974
UDR, Inc. REIT[2]	15,530	881,017
Truist Financial Corp.[2]	14,840	880,160
Extra Space Storage, Inc. REIT[2]	4,379	875,800
W R Berkley Corp.[2]	11,421	875,305
AvalonBay Communities, Inc. REIT[2]	3,664	875,220
People’s United Financial, Inc.[2]	51,233	873,010
Kimco Realty Corp. REIT[2]	38,788	869,627

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Financial – 8.0% (continued)
First Republic Bank[2]	4,147	$ 869,460
Principal Financial Group, Inc.[2]	12,628	866,028
Bank of New York Mellon Corp.[2]	15,781	864,641
Essex Property Trust, Inc. REIT[2]	2,544	863,535
Equity Residential REIT[2]	10,063	858,475
Regency Centers Corp. REIT[2]	12,367	857,528
Federal Realty Investment Trust REIT[2]	6,956	853,292
Nasdaq, Inc.[2]	4,178	849,095
Franklin Resources, Inc.[2]	26,156	847,455
Northern Trust Corp.[2]	7,279	842,180
PNC Financial Services Group, Inc.[2]	4,274	841,978
Cboe Global Markets, Inc.[2]	6,494	837,336
Marsh & McLennan Companies, Inc.[2]	5,104	837,158
State Street Corp.[2]	9,356	832,403
Lincoln National Corp.[2]	12,518	830,319
Public Storage REIT[2]	2,534	829,581
Aon plc — Class A2	2,802	828,748
JPMorgan Chase & Co.[2]	5,205	826,710
Everest Re Group Ltd.[2]	3,208	822,467
Alexandria Real Estate Equities, Inc. REIT[2]	4,102	820,687
Realty Income Corp. REIT[2]	12,061	819,183
Loews Corp.[2]	15,315	818,740
Progressive Corp.[2]	8,797	817,593
U.S. Bancorp[2]	14,773	817,538
Boston Properties, Inc. REIT[2]	7,577	817,104
Vornado Realty Trust REIT[2]	20,342	816,528
Berkshire Hathaway, Inc. — Class B*,2	2,950	816,236
Chubb Ltd.[2]	4,545	815,691
Aflac, Inc.[2]	14,987	811,396
CBRE Group, Inc. — Class A*,2	8,453	807,853
BlackRock, Inc. — Class A2	893	807,817
Prudential Financial, Inc.[2]	7,896	807,445
Host Hotels & Resorts, Inc. REIT*,2	51,233	804,358
SBA Communications Corp. REIT[2]	2,321	797,960
Cincinnati Financial Corp.[2]	6,979	794,908
Huntington Bancshares, Inc.[2]	53,369	791,996
Iron Mountain, Inc. REIT[2]	17,423	791,701
American International Group, Inc.[2]	15,047	791,472
MetLife, Inc.[2]	13,480	790,737
Crown Castle International Corp. REIT[2]	4,349	789,996
Equinix, Inc. REIT[2]	970	787,834

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Financial – 8.0% (continued)
American Express Co.[2]	5,160	$ 785,868
Hartford Financial Services Group, Inc.[2]	11,883	785,466
Willis Towers Watson plc[2]	3,463	782,084
Synchrony Financial[2]	17,312	775,405
Goldman Sachs Group, Inc.[2]	2,030	773,410
Globe Life, Inc.[2]	8,901	770,293
Travelers Companies, Inc.[2]	5,238	769,724
Healthpeak Properties, Inc. REIT[2]	23,175	761,530
T. Rowe Price Group, Inc.[2]	3,782	756,211
Welltower, Inc. REIT[2]	9,451	752,489
Citigroup, Inc.[2]	11,775	750,068
Morgan Stanley[2]	7,906	749,647
Invesco Ltd.[2]	33,301	743,611
Mastercard, Inc. — Class A2	2,358	742,581
Assurant, Inc.[2]	4,878	741,944
Capital One Financial Corp.[2]	5,265	739,891
Discover Financial Services[2]	6,799	733,272
American Tower Corp. — Class A REIT[2]	2,787	731,532
Visa, Inc. — Class A2	3,642	705,710
Ventas, Inc. REIT[2]	14,579	684,047
Allstate Corp.[2]	6,227	677,000
Western Union Co.[2]	38,844	614,512
Blue Whale Acquisition Corp.*,1	57,300	555,237
Waverley Capital Acquisition Corp. 1*,1	46,950	464,805
Waverley Capital Acquisition Corp. 1 — Class A*,1	46,950	454,946
Exide Technologies*,†††	342	341,710
Colicity, Inc.*,1	5,239	52,390
Orion Office REIT, Inc.*,2	2	37
Sparta Systems*,†††	1,922	—
Total Financial		125,434,473
Consumer, Non-cyclical – 5.4%
Centene Corp.*,2	13,715	979,388
Pfizer, Inc.[2]	17,969	965,474
Automatic Data Processing, Inc.[2]	4,079	941,800
Anthem, Inc.[2]	2,291	930,673
Thermo Fisher Scientific, Inc.[2]	1,432	906,213
UnitedHealth Group, Inc.[2]	2,028	900,878
Verisk Analytics, Inc. — Class A2	3,985	896,107
Robert Half International, Inc.[2]	7,980	887,137
AbbVie, Inc.[2]	7,679	885,235
Church & Dwight Company, Inc.[2]	9,904	885,219

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Consumer, Non-cyclical – 5.4% (continued)
Zoetis, Inc.[2]	3,957	$ 878,612
McKesson Corp.[2]	4,041	875,927
CVS Health Corp.[2]	9,777	870,740
IHS Markit Ltd.[2]	6,780	866,620
General Mills, Inc.[2]	14,020	866,015
Tyson Foods, Inc. — Class A2	10,951	864,691
Constellation Brands, Inc. — Class A2	3,829	862,788
Cintas Corp.[2]	2,029	856,623
J M Smucker Co.[2]	6,767	855,823
Humana, Inc.[2]	2,038	855,369
STERIS plc[2]	3,906	853,578
Archer-Daniels-Midland Co.[2]	13,678	850,908
Corteva, Inc.[2]	18,867	849,015
Eli Lilly & Co.[2]	3,420	848,297
PepsiCo, Inc.[2]	5,269	841,881
Dexcom, Inc.*,2	1,491	838,822
Moody’s Corp.[2]	2,141	836,360
Equifax, Inc.[2]	3,001	836,229
Merck & Company, Inc.[2]	11,153	835,471
Hershey Co.[2]	4,679	830,476
S&P Global, Inc.[2]	1,820	829,428
McCormick & Company, Inc.[2]	9,576	821,812
Procter & Gamble Co.[2]	5,684	821,793
Gartner, Inc.*,2	2,611	815,285
IQVIA Holdings, Inc.*,2	3,144	814,705
United Rentals, Inc.*,2	2,400	812,976
Vertex Pharmaceuticals, Inc.*,2	4,344	812,067
Estee Lauder Companies, Inc. — Class A2	2,440	810,251
Brown-Forman Corp. — Class B2	11,449	805,552
Quanta Services, Inc.[2]	7,074	804,880
Mondelez International, Inc. — Class A2	13,601	801,643
Hormel Foods Corp.[2]	19,362	801,587
Regeneron Pharmaceuticals, Inc.*,2	1,259	801,391
Abbott Laboratories[2]	6,360	799,897
Molson Coors Beverage Co. — Class B2	17,977	798,898
Kellogg Co.[2]	13,057	798,827
Danaher Corp.[2]	2,482	798,310
Colgate-Palmolive Co.[2]	10,633	797,687
PerkinElmer, Inc.[2]	4,379	797,679
Kroger Co.[2]	19,199	797,334
Gilead Sciences, Inc.[2]	11,540	795,452

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Consumer, Non-cyclical – 5.4% (continued)
West Pharmaceutical Services, Inc.[2]	1,785	$ 790,148
Nielsen Holdings plc[2]	41,187	789,143
Clorox Co.[2]	4,827	786,077
Quest Diagnostics, Inc.[2]	5,287	786,071
Incyte Corp.*,2	11,519	780,067
Kimberly-Clark Corp.[2]	5,977	778,863
Intuitive Surgical, Inc.*,2	2,401	778,740
Laboratory Corporation of America Holdings*,2	2,721	776,383
Coca-Cola Co.[2]	14,731	772,641
AmerisourceBergen Corp. — Class A2	6,670	772,052
Cigna Corp.[2]	4,002	767,984
Campbell Soup Co.[2]	18,985	765,665
Catalent, Inc.*,2	5,951	765,656
Hologic, Inc.*,2	10,241	765,310
Johnson & Johnson[2]	4,906	764,993
Amgen, Inc.[2]	3,832	762,108
Henry Schein, Inc.*,2	10,672	758,352
Kraft Heinz Co.[2]	22,549	757,872
Conagra Brands, Inc.[2]	24,757	756,326
Baxter International, Inc.[2]	10,123	754,872
Becton Dickinson and Co.[2]	3,171	751,971
Bio-Rad Laboratories, Inc. — Class A*,2	998	751,694
Sysco Corp.[2]	10,700	749,428
Avery Dennison Corp.[2]	3,651	748,711
Bio-Techne Corp.[2]	1,585	748,168
IDEXX Laboratories, Inc.*,2	1,202	730,900
Viatris, Inc.[2]	59,363	730,759
Edwards Lifesciences Corp.*,2	6,776	727,133
HCA Healthcare, Inc.[2]	3,191	719,858
Cardinal Health, Inc.[2]	15,509	716,981
Monster Beverage Corp.*,2	8,540	715,481
ABIOMED, Inc.*,2	2,268	713,921
Stryker Corp.[2]	2,991	707,760
Organon & Co.[2]	24,179	706,752
ResMed, Inc.[2]	2,771	706,189
Lamb Weston Holdings, Inc.[2]	13,543	703,153
Boston Scientific Corp.*,2	18,426	701,478
Rollins, Inc.[2]	21,032	699,945
Zimmer Biomet Holdings, Inc.[2]	5,833	697,628
Bristol-Myers Squibb Co.[2]	12,976	695,903
Align Technology, Inc.*,2	1,136	694,698

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Consumer, Non-cyclical – 5.4% (continued)
Altria Group, Inc.[2]	16,190	$ 690,342
Cooper Companies, Inc.[2]	1,815	683,293
Charles River Laboratories International, Inc.*,2	1,858	679,786
Philip Morris International, Inc.[2]	7,910	679,785
Medtronic plc[2]	6,246	666,448
Universal Health Services, Inc. — Class B2	5,557	659,783
MarketAxess Holdings, Inc.[2]	1,868	658,825
Dentsply Sirona, Inc.[2]	13,454	655,748
Teleflex, Inc.[2]	2,199	654,027
Illumina, Inc.*,2	1,788	653,210
FleetCor Technologies, Inc.*,2	3,141	650,595
Biogen, Inc.*,2	2,732	644,042
Moderna, Inc.*,2	1,823	642,480
DaVita, Inc.*,2	6,657	629,086
Global Payments, Inc.[2]	4,923	586,034
PayPal Holdings, Inc.*,2	2,881	532,668
Cengage Learning Holdings II, Inc.*,††	11,126	205,831
Targus Group International Equity, Inc.*,†††,3	45,049	119,410
Save-A-Lot*,††	40,316	110,869
Chef Holdings, Inc.*,†††	51	2,482
Manscaped, Inc.*,†††,4	763,600	—
Total Consumer, Non-cyclical		84,542,401
Consumer, Cyclical – 3.8%
ATD New Holdings, Inc.*,††	23,593	1,952,321
Tesla, Inc.*,2	1,112	1,272,973
Ford Motor Co.[2]	64,606	1,239,789
Dollar Tree, Inc.*,2	9,081	1,215,310
Live Nation Entertainment, Inc.*,2	9,517	1,014,988
Home Depot, Inc.[2]	2,468	988,706
Lowe’s Companies, Inc.[2]	4,009	980,561
Bath & Body Works, Inc.[2]	12,872	967,073
AutoZone, Inc.*,2	528	959,413
General Motors Co.*,2	16,553	957,922
Costco Wholesale Corp.[2]	1,761	949,848
WW Grainger, Inc.[2]	1,973	949,822
Pool Corp.[2]	1,660	919,839
Fastenal Co.[2]	15,289	904,650
Advance Auto Parts, Inc.[2]	4,095	903,848
LKQ Corp.[2]	16,161	903,400
Tractor Supply Co.[2]	3,999	901,095
Aptiv plc*,2	5,594	896,998

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Consumer, Cyclical – 3.8% (continued)
DR Horton, Inc.[2]	9,144	$ 893,369
Marriott International, Inc. — Class A*,2	6,039	891,115
Genuine Parts Co.[2]	6,920	883,961
O’Reilly Automotive, Inc.*,2	1,383	882,575
Hilton Worldwide Holdings, Inc.*,2	6,430	868,500
Lennar Corp. — Class A2	8,213	862,775
CarMax, Inc.*,2	6,089	860,071
PulteGroup, Inc.[2]	17,092	855,113
NIKE, Inc. — Class B2	5,007	847,385
Ralph Lauren Corp. — Class A2	7,274	844,075
Domino’s Pizza, Inc.[2]	1,603	840,196
Ulta Beauty, Inc.*,2	2,185	838,931
McDonald’s Corp.[2]	3,425	837,755
Dollar General Corp.[2]	3,757	831,424
NVR, Inc.*,2	159	830,829
Copart, Inc.*,2	5,719	830,170
VF Corp.[2]	11,546	828,194
BorgWarner, Inc.[2]	19,114	827,254
Whirlpool Corp.[2]	3,797	826,759
TJX Companies, Inc.[2]	11,895	825,513
PACCAR, Inc.[2]	9,798	817,349
Target Corp.[2]	3,350	816,864
Tapestry, Inc.[2]	20,242	812,109
Hasbro, Inc.[2]	8,357	809,877
PVH Corp.[2]	7,507	801,597
Ross Stores, Inc.[2]	7,262	792,212
Walmart, Inc.[2]	5,615	789,637
Best Buy Company, Inc.[2]	7,357	786,169
United Airlines Holdings, Inc.*,2	18,475	780,753
Yum! Brands, Inc.[2]	6,307	774,752
MGM Resorts International[2]	19,371	766,704
American Airlines Group, Inc.*,2	43,230	764,739
Darden Restaurants, Inc.[2]	5,511	760,243
Southwest Airlines Co.*,2	17,103	759,373
Delta Air Lines, Inc.*,2	20,814	753,467
Starbucks Corp.[2]	6,864	752,569
Walgreens Boots Alliance, Inc.[2]	16,566	742,157
Cummins, Inc.[2]	3,511	736,433
Mohawk Industries, Inc.*,2	4,366	732,921
Alaska Air Group, Inc.*,2	14,605	709,365
Leggett & Platt, Inc.[2]	17,549	708,804

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Consumer, Cyclical – 3.8% (continued)
Chipotle Mexican Grill, Inc. — Class A*,2	431	$ 708,310
Caesars Entertainment, Inc.*,2	7,862	708,130
Hanesbrands, Inc.[2]	43,761	706,740
Newell Brands, Inc.[2]	32,913	706,642
Royal Caribbean Cruises Ltd.*,2	10,044	701,272
Las Vegas Sands Corp.*,2	19,580	697,439
Wynn Resorts Ltd.*,2	8,068	653,589
Carnival Corp.*,2	36,009	634,479
Gap, Inc.[2]	34,334	567,541
Penn National Gaming, Inc.*,2	10,264	525,825
Norwegian Cruise Line Holdings Ltd.*,2	25,392	495,398
Under Armour, Inc. — Class A*,2	18,920	446,323
Under Armour, Inc. — Class C*,2	19,709	395,560
Total Consumer, Cyclical		59,999,862
Industrial – 3.5%
Old Dominion Freight Line, Inc.[2]	2,810	998,028
Union Pacific Corp.[2]	3,943	929,128
A O Smith Corp.[2]	11,685	923,699
CSX Corp.[2]	26,468	917,381
Masco Corp.[2]	13,759	906,718
J.B. Hunt Transport Services, Inc.[2]	4,713	900,937
Martin Marietta Materials, Inc.[2]	2,217	894,582
Keysight Technologies, Inc.*,2	4,547	884,300
Vulcan Materials Co.[2]	4,610	883,460
CH Robinson Worldwide, Inc.[2]	9,267	881,199
Norfolk Southern Corp.[2]	3,315	879,370
Rockwell Automation, Inc.[2]	2,608	876,810
Sealed Air Corp.[2]	14,105	876,203
Amphenol Corp. — Class A2	10,870	875,904
Jacobs Engineering Group, Inc.[2]	6,144	875,889
Ingersoll Rand, Inc.[2]	14,968	873,233
Republic Services, Inc. — Class A2	6,593	871,990
Parker-Hannifin Corp.[2]	2,884	871,141
Illinois Tool Works, Inc.[2]	3,744	869,170
TE Connectivity Ltd.[2]	5,634	867,242
Fortune Brands Home & Security, Inc.[2]	8,560	860,537
AMETEK, Inc.[2]	6,280	857,220
Waste Management, Inc.[2]	5,304	852,194
Kansas City Southern[2]	2,925	850,736
IDEX Corp.[2]	3,772	847,153
United Parcel Service, Inc. — Class B2	4,238	840,692

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Industrial – 3.5% (continued)
Eaton Corporation plc[2]	5,107	$ 827,640
Textron, Inc.[2]	11,612	822,130
Johnson Controls International plc[2]	10,912	815,781
Westinghouse Air Brake Technologies Corp.[2]	9,164	813,488
Ball Corp.[2]	8,638	807,221
Northrop Grumman Corp.[2]	2,313	806,774
Trane Technologies plc[2]	4,310	804,461
Fortive Corp.[2]	10,877	803,484
Raytheon Technologies Corp.[2]	9,870	798,680
Expeditors International of Washington, Inc.[2]	6,514	792,233
TransDigm Group, Inc.*,2	1,366	789,616
Lockheed Martin Corp.[2]	2,368	789,302
Pentair plc[2]	10,704	788,778
Teledyne Technologies, Inc.*,2	1,892	785,729
Carrier Global Corp.[2]	14,517	785,660
Deere & Co.[2]	2,256	779,538
Mettler-Toledo International, Inc.*,2	513	776,749
Dover Corp.[2]	4,720	773,372
Caterpillar, Inc.[2]	3,996	772,627
Snap-on, Inc.[2]	3,747	771,545
Boeing Co.*,2	3,895	770,626
Stanley Black & Decker, Inc.[2]	4,394	767,895
General Dynamics Corp.[2]	4,063	767,785
Generac Holdings, Inc.*,2	1,815	764,551
General Electric Co.[2]	8,031	762,865
3M Co.[2]	4,439	754,808
Amcor plc[2]	66,603	753,946
Trimble, Inc.*,2	8,726	749,302
Honeywell International, Inc.[2]	3,684	745,052
L3Harris Technologies, Inc.[2]	3,537	739,516
Xylem, Inc.[2]	6,098	738,529
Howmet Aerospace, Inc.[2]	26,240	738,131
Huntington Ingalls Industries, Inc.[2]	4,133	733,649
FedEx Corp.[2]	3,181	732,807
Otis Worldwide Corp.[2]	9,047	727,379
Emerson Electric Co.[2]	8,185	718,970
Packaging Corporation of America[2]	5,396	704,664
Allegion plc[2]	5,667	700,668
Agilent Technologies, Inc.[2]	4,622	697,460
Westrock Co.[2]	15,793	685,258
Waters Corp.*,2	1,949	639,408
Garmin Ltd.[2]	4,746	633,781

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Industrial – 3.5% (continued)
BP Holdco LLC*,†††,3	121,041	$ 85,334
Vector Phoenix Holdings, LP*,†††	121,040	33,286
Total Industrial		55,015,394
Technology – 3.4%
Matterport, Inc.*,2	88,900	2,878,582
Advanced Micro Devices, Inc.*,2	7,787	1,233,227
Xilinx, Inc.[2]	5,283	1,206,901
NVIDIA Corp.[2]	3,644	1,190,713
QUALCOMM, Inc.[2]	5,742	1,036,776
Teradyne, Inc.[2]	6,772	1,035,236
HP, Inc.[2]	29,258	1,032,222
Seagate Technology Holdings plc[2]	9,762	1,002,265
KLA Corp.[2]	2,336	953,392
Intuit, Inc.[2]	1,444	941,921
Micron Technology, Inc.[2]	11,145	936,180
Lam Research Corp.[2]	1,370	931,394
Monolithic Power Systems, Inc.[2]	1,658	917,637
Microsoft Corp.[2]	2,770	915,734
Broadcom, Inc.[2]	1,644	910,250
Apple, Inc.[2]	5,499	908,985
salesforce.com, Inc.*,2	3,185	907,598
Tyler Technologies, Inc.*,2	1,737	901,468
Paychex, Inc.[2]	7,427	885,298
Take-Two Interactive Software, Inc.*,2	5,321	882,648
Applied Materials, Inc.[2]	5,986	881,079
Fortinet, Inc.*,2	2,638	876,106
Cadence Design Systems, Inc.*,2	4,909	871,151
Analog Devices, Inc.[2]	4,820	868,805
Microchip Technology, Inc.[2]	10,404	868,006
NXP Semiconductor N.V.[2]	3,862	862,616
ANSYS, Inc.*,2	2,193	858,516
Accenture plc — Class A2	2,396	856,330
Synopsys, Inc.*,2	2,464	840,224
Cognizant Technology Solutions Corp. — Class A2	10,742	837,661
Adobe, Inc.*,2	1,244	833,293
Zebra Technologies Corp. — Class A*,2	1,411	830,769
Oracle Corp.[2]	9,135	828,910
Texas Instruments, Inc.[2]	4,297	826,614
Akamai Technologies, Inc.*,2	7,319	824,851
Hewlett Packard Enterprise Co.[2]	57,247	821,494
ServiceNow, Inc.*,2	1,264	818,693

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Technology – 3.4% (continued)
Western Digital Corp.*,2	14,131	$ 817,337
Ceridian HCM Holding, Inc.*,2	7,458	815,905
Broadridge Financial Solutions, Inc.[2]	4,819	812,339
Roper Technologies, Inc.[2]	1,728	802,051
MSCI, Inc. — Class A2	1,259	792,478
NetApp, Inc.[2]	8,873	788,632
IPG Photonics Corp.*,2	4,749	779,738
Cerner Corp.[2]	11,003	775,161
Paycom Software, Inc.*,2	1,722	753,341
Intel Corp.[2]	15,215	748,578
Leidos Holdings, Inc.[2]	8,424	740,554
Jack Henry & Associates, Inc.[2]	4,846	734,799
Autodesk, Inc.*,2	2,879	731,813
DXC Technology Co.*,2	23,835	714,812
PTC, Inc.*,2	6,521	714,571
Fiserv, Inc.*,2	7,402	714,441
Electronic Arts, Inc.[2]	5,645	701,222
Skyworks Solutions, Inc.[2]	4,619	700,518
International Business Machines Corp.[2]	5,979	700,141
Fidelity National Information Services, Inc.[2]	6,618	691,581
Qorvo, Inc.*,2	4,568	667,979
Citrix Systems, Inc.[2]	7,616	612,555
Activision Blizzard, Inc.[2]	10,286	602,760
Qlik Technologies, Inc. - Class A*,†††	112	162,022
Kyndryl Holdings, Inc.*,2	3	44
Qlik Technologies, Inc. - Class B*,†††	27,624	3
Total Technology		53,088,920
Communications – 1.6%
Arista Networks, Inc.*,2	9,336	1,158,224
Etsy, Inc.*,2	3,775	1,036,539
F5, Inc.*,2	4,036	918,513
Juniper Networks, Inc.[2]	29,436	916,343
Expedia Group, Inc.*,2	5,635	907,742
VeriSign, Inc.*,2	3,704	888,627
Netflix, Inc.*,2	1,368	878,119
Motorola Solutions, Inc.[2]	3,376	854,736
Lumen Technologies, Inc.[2]	68,439	844,537
Amazon.com, Inc.*,2	236	827,668
CDW Corp.[2]	4,137	783,382
Corning, Inc.[2]	21,097	782,488
Cisco Systems, Inc.[2]	14,151	776,041

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Communications – 1.6% (continued)
Omnicom Group, Inc.[2]	11,430	$ 769,353
eBay, Inc.[2]	11,290	761,623
Verizon Communications, Inc.[2]	15,106	759,378
Interpublic Group of Companies, Inc.[2]	22,655	751,920
NortonLifeLock, Inc.[2]	30,051	746,767
Booking Holdings, Inc.*,2	355	746,157
Meta Platforms, Inc. — Class A*,2	2,163	701,807
Comcast Corp. — Class A2	13,814	690,424
AT&T, Inc.[2]	30,140	688,096
T-Mobile US, Inc.*,2	6,262	681,368
Charter Communications, Inc. — Class A*,2	1,040	672,131
Match Group, Inc.*,2	4,983	647,740
Walt Disney Co.*,2	4,449	644,660
ViacomCBS, Inc. — Class B2	20,661	639,458
News Corp. — Class A2	28,679	620,040
DISH Network Corp. — Class A*,2	19,163	598,844
Twitter, Inc.*,2	13,307	584,710
Fox Corp. — Class A2	15,932	568,932
Discovery, Inc. — Class C*,2	20,563	466,986
Alphabet, Inc. — Class A*,2	149	422,855
Alphabet, Inc. — Class C*,2	140	398,866
Figs, Inc. — Class A*,2	10,450	347,358
Discovery, Inc. — Class A*,2	11,543	268,606
Fox Corp. — Class B2	7,406	248,841
News Corp. — Class B2	8,928	192,398
Total Communications		26,192,277
Utilities – 1.5%
TexGen Power LLC††	68,676	1,751,238
Edison International[2]	14,092	919,926
Exelon Corp.[2]	16,414	865,510
Consolidated Edison, Inc.[2]	10,968	851,556
NextEra Energy, Inc.[2]	9,646	837,080
Public Service Enterprise Group, Inc.[2]	13,183	823,806
FirstEnergy Corp.[2]	21,735	818,540
NiSource, Inc.[2]	33,288	815,889
CenterPoint Energy, Inc.[2]	31,244	809,532
AES Corp.[2]	34,463	805,745
Atmos Energy Corp.[2]	8,797	794,545
Evergy, Inc.[2]	12,283	777,514
Xcel Energy, Inc.[2]	12,089	770,432
Duke Energy Corp.[2]	7,938	770,065

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Utilities – 1.5% (continued)
PPL Corp.[2]	27,666	$ 769,945
Ameren Corp.[2]	9,415	768,170
Eversource Energy[2]	9,274	762,972
CMS Energy Corp.[2]	12,878	757,870
Southern Co.[2]	12,372	755,929
Dominion Energy, Inc.[2]	10,597	754,506
Alliant Energy Corp.[2]	13,706	750,952
WEC Energy Group, Inc.[2]	8,633	750,467
American Electric Power Company, Inc.[2]	9,222	747,443
American Water Works Company, Inc.[2]	4,433	747,271
DTE Energy Co.[2]	6,897	747,221
Sempra Energy[2]	6,183	741,156
Entergy Corp.[2]	7,325	734,990
Pinnacle West Capital Corp.[2]	10,988	714,769
NRG Energy, Inc.[2]	18,845	678,797
Total Utilities		23,593,836
Energy – 1.4%
Enphase Energy, Inc.*,2	5,177	1,294,250
Devon Energy Corp.[2]	29,185	1,227,521
Diamondback Energy, Inc.[2]	10,917	1,165,171
APA Corp.[2]	43,831	1,129,525
Marathon Oil Corp.[2]	72,690	1,125,968
EOG Resources, Inc.[2]	12,201	1,061,487
ConocoPhillips[2]	14,699	1,030,841
Occidental Petroleum Corp.[2]	32,794	972,342
Pioneer Natural Resources Co.[2]	5,423	967,029
Chevron Corp.[2]	8,527	962,443
ONEOK, Inc.[2]	15,607	933,923
Exxon Mobil Corp.[2]	15,176	908,132
Halliburton Co.[2]	41,946	905,614
Williams Companies, Inc.[2]	33,740	903,894
Hess Corp.[2]	12,088	900,798
Coterra Energy, Inc. — Class A2	44,716	897,897
Schlumberger N.V.[2]	30,590	877,321
Marathon Petroleum Corp.[2]	14,404	876,483
Valero Energy Corp.[2]	12,919	864,798
Phillips 66[2]	12,341	853,627
Baker Hughes Co.[2]	34,334	801,356
Kinder Morgan, Inc.[2]	51,297	793,052
Permian Production Partners LLC†††	184,043	233,735
Legacy Reserves, Inc.*,†††	2,359	17,103

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
COMMON STOCKS† – 29.6% (continued)
Energy – 1.4% (continued)
Bruin E&P Partnership Units†††	40,617	$ 2,112
Total Energy		21,706,422
Basic Materials – 1.0%
CF Industries Holdings, Inc.[2]	17,949	1,087,530
Albemarle Corp.[2]	3,397	905,266
Sherwin-Williams Co.[2]	2,724	902,298
Mosaic Co.[2]	25,777	882,089
Air Products and Chemicals, Inc.[2]	3,056	878,417
DuPont de Nemours, Inc.[2]	11,621	859,489
Freeport-McMoRan, Inc.[2]	23,089	856,140
Linde plc[2]	2,638	839,253
FMC Corp.[2]	8,349	836,486
PPG Industries, Inc.[2]	5,353	825,272
Celanese Corp. — Class A2	5,346	809,170
Ecolab, Inc.[2]	3,627	803,272
Newmont Corp.[2]	14,374	789,420
International Flavors & Fragrances, Inc.[2]	5,551	789,186
Eastman Chemical Co.[2]	7,483	780,402
Nucor Corp.[2]	7,298	775,485
LyondellBasell Industries N.V. — Class A2	8,821	768,574
Dow, Inc.[2]	13,561	744,906
International Paper Co.[2]	14,830	675,062
Total Basic Materials		15,807,717
Total Common Stocks
(Cost $389,979,053)		465,381,302
PREFERRED STOCKS†† – 4.8%
Financial – 4.6%
Kuvare US Holdings, Inc., 7.00% due 02/17/51[10]	6,400,000	6,944,000
Bank of America Corp., 4.38%	275,000	6,811,750
First Republic Bank, 4.50%*	200,000	4,932,000
Citigroup, Inc., 3.88%[2]	4,000,000	3,960,000
First Republic Bank, 4.25%	158,000	3,787,260
Public Storage, 4.63%	144,400	3,778,948
Wells Fargo & Co., 4.70%	148,000	3,771,040
Prudential Financial, Inc., 4.13% due 09/01/60	140,000	3,613,400
PartnerRe Ltd., 4.88%	128,000	3,299,840
W R Berkley Corp., 4.13% due 03/30/61	126,000	3,236,940
Charles Schwab Corp., 4.00%[2]	3,150,000	3,118,500
American Financial Group, Inc., 4.50% due 09/15/60	100,000	2,608,000
Wells Fargo & Co., 3.90%[2]	2,250,000	2,263,500

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
PREFERRED STOCKS†† – 4.8% (continued)
Financial – 4.6% (continued)
Equitable Holdings, Inc., 4.30%	82,000	$ 2,030,320
First Republic Bank, 4.13%	84,800	2,012,304
CNO Financial Group, Inc., 5.13% due 11/25/60	80,000	2,002,400
Citigroup, Inc., 4.00%[2]	1,750,000	1,745,625
Assurant, Inc., 5.25% due 01/15/61	58,000	1,527,720
JPMorgan Chase & Co., 4.55%	49,000	1,251,460
Wells Fargo & Co., 4.38%	50,000	1,241,000
American Equity Investment Life Holding Co., 5.95%	46,000	1,232,800
JPMorgan Chase & Co., 4.20%	40,000	990,800
Arch Capital Group Ltd., 4.55%	38,000	968,620
W R Berkley Corp., 4.25% due 09/30/60	36,800	953,488
Selective Insurance Group, Inc., 4.60%	36,000	898,920
Exide Technologies*,†††	761	761,240
Bank of America Corp., 4.13%	26,000	634,400
JPMorgan Chase & Co., 4.63%	24,000	616,080
Public Storage, 4.13%	16,400	411,476
RenaissanceRe Holdings Ltd., 4.20%	13,000	317,590
Globe Life, Inc., 4.25% due 06/15/61	11,000	276,100
Total Financial		71,997,521
Government – 0.2%
Farmer Mac, 5.75%	112,000	2,968,000
AgriBank FCB, 6.88%	4,000	424,000
Total Government		3,392,000
Total Preferred Stocks
(Cost $74,229,724)		75,389,521
WARRANTS† – 0.2%
Matterport, Inc.
Expiring 08/24/27*	146,564	3,055,859
KKR Acquisition Holdings I Corp. — Class A
Expiring 12/31/27*,1	195,882	209,594
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	115,860	183,059
Aequi Acquisition Corp. — Class A
Expiring 11/30/27*,1	246,299	182,261
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	26,852	85,389
Conyers Park III Acquisition Corp. — Class A
Expiring 08/12/28*,1	33,200	42,164
MSD Acquisition Corp. — Class A
Expiring 05/13/23*,1	23,373	30,619

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Shares	Value
WARRANTS† – 0.2% (continued)
AfterNext HealthTech Acquisition Corp. — Class A
Expiring 07/09/23*,1	35,766	$ 30,043
Acropolis Infrastructure Acquisition Corp. — Class A
Expiring 03/31/26*,1	32,766	29,493
Colicity, Inc. — Class A
Expiring 12/31/27*,1	23,055	24,669
RXR Acquisition Corp. — Class A
Expiring 03/08/26*,1	32,105	24,079
Blue Whale Acquisition Corp.
Expiring 07/30/26*,1	14,324	15,900
Waverley Capital Acquisition Corp. 1 — Class A
Expiring 04/30/27*,1	15,650	10,798
Total Warrants
(Cost $2,759,447)		3,923,927
EXCHANGE-TRADED FUNDS† – 12.3%
Invesco QQQ Trust Series[2]	166,489	65,566,698
SPDR S&P 500 ETF Trust[2]	142,595	64,960,578
iShares Russell 2000 Index ETF[2]	285,576	62,304,116
Total Exchange-Traded Funds
(Cost $133,086,616)		192,831,392
CLOSED-END FUNDS† – 2.7%
BlackRock Taxable Municipal Bond Trust[2]	287,142	7,477,178
Nuveen Taxable Municipal Income Fund	289,790	6,566,641
Nuveen AMT-Free Municipal Credit Income Fund	289,882	5,119,316
BlackRock Corporate High Yield Fund, Inc.[2]	363,427	4,401,101
Invesco Municipal Opportunity Trust[2]	227,257	3,061,152
Invesco Trust for Investment Grade Municipals	208,974	2,867,123
Invesco Municipal Trust[2]	185,724	2,538,847
Invesco Advantage Municipal Income Trust II2	161,271	1,951,379
Blackstone Strategic Credit Fund[2]	135,749	1,859,761
BlackRock Municipal Income Trust	107,502	1,596,405
BlackRock Credit Allocation Income Trust[2]	85,845	1,279,090
Ares Dynamic Credit Allocation Fund, Inc.[2]	68,326	1,085,700
Nuveen AMT-Free Quality Municipal Income Fund	30,697	469,357
BlackRock Debt Strategies Fund, Inc.[2]	35,945	416,962
Eaton Vance Limited Duration Income Fund[2]	30,426	397,668
Nuveen Quality Municipal Income Fund	25,349	396,459
Western Asset High Income Opportunity Fund, Inc.[2]	61,906	314,482
BlackRock MuniVest Fund, Inc.[2]	24,333	231,164
Total Closed-End Funds
(Cost $37,319,107)		42,029,785

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
MONEY MARKET FUND† – 0.9%
Dreyfus Treasury Securities
Cash Management Fund — Institutional Shares, 0.01%[7]	14,070,010	$ 14,070,010
Total Money Market Fund
(Cost $14,070,010)		14,070,010
CORPORATE BONDS†† – 47.3%
Financial – 13.5%
Morgan Stanley Finance LLC
1.50% due 10/23/29[9]	13,500,000	14,115,600
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	10,326,605
Maple Grove Funding Trust I
4.16% due 08/15/51[2,10]	8,000,000	8,474,345
Wilton RE Ltd.
6.00%†††,2,6,10,11	7,800,000	8,220,186
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,10]	7,500,000	7,500,000
Hunt Companies, Inc.
5.25% due 04/15/29[2,10]	7,325,000	7,123,562
United Wholesale Mortgage LLC
5.50% due 11/15/25[2,10]	4,060,000	4,039,700
5.50% due 04/15/29[2,10]	1,925,000	1,832,773
5.75% due 06/15/27[10]	1,250,000	1,228,125
NFP Corp.
6.88% due 08/15/28[2,10]	6,925,000	6,860,667
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2,10]	7,300,000	6,807,250
Iron Mountain, Inc.
5.63% due 07/15/32[2,10]	6,500,000	6,782,620
OneMain Finance Corp.
4.00% due 09/15/30[2]	2,200,000	2,123,000
6.13% due 03/15/24[2]	1,500,000	1,575,000
7.13% due 03/15/26[2]	1,100,000	1,236,361
3.88% due 09/15/28	800,000	772,000
6.63% due 01/15/28[2]	450,000	498,452
8.88% due 06/01/25[2]	350,000	375,375
Home Point Capital, Inc.
5.00% due 02/01/26[2,10]	6,650,000	6,155,041
National Life Insurance Co.
10.50% due 09/15/39[2,10]	3,400,000	5,655,304
Hampton Roads PPV LLC
6.62% due 06/15/53†††,10	4,735,000	5,335,850
Markel Corp.
6.00%[2,6,11]	4,770,000	5,163,525
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[2,10]	4,800,000	5,136,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 13.5% (continued)
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31[2]	3,410,000	$ 3,613,372
5.30% due 01/15/29[2]	1,050,000	1,198,334
Kennedy-Wilson, Inc.
5.00% due 03/01/31[2]	2,825,000	2,885,088
4.75% due 02/01/30[2]	1,450,000	1,457,250
4.75% due 03/01/29[2]	425,000	430,780
LPL Holdings, Inc.
4.00% due 03/15/29[2,10]	4,172,000	4,189,481
4.38% due 05/15/31[10]	550,000	552,750
RXR Realty LLC
5.25% due 07/17/25†††	4,200,000	4,483,228
QBE Insurance Group Ltd.
7.50% due 11/24/43[2,6,10]	3,000,000	3,301,530
5.88%[2,6,10,11]	950,000	1,022,438
Equitable Holdings, Inc.
4.95%[2,6,11]	3,650,000	3,807,315
Sherwood Financing plc
6.00% due 11/15/26[10]	GBP 2,000,000	2,638,047
4.50% due 11/15/26[10]	EUR 1,000,000	1,122,888
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,610,000	3,697,281
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[2,10]	3,500,000	3,494,750
American Equity Investment Life Holding Co.
5.00% due 06/15/27[2]	2,950,000	3,359,049
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,2	2,800,000	3,292,460
Bank of America Corp.
6.50%[2,6,11]	2,000,000	2,168,000
6.30%[2,6,11]	1,000,000	1,122,700
Charles Schwab Corp.
5.38%[2,6,11]	3,000,000	3,244,800
Barclays plc
7.75%[2,6,11]	3,000,000	3,217,500
Lincoln National Corp.
4.38% due 06/15/50[2]	2,560,000	3,166,031
HUB International Ltd.
5.63% due 12/01/29[10]	2,500,000	2,494,700
7.00% due 05/01/26[2,10]	550,000	561,687
Global Atlantic Finance Co.
4.70% due 10/15/51[2,6,10]	2,700,000	2,764,678
Assurant, Inc.
4.90% due 03/27/28	1,950,000	2,246,658
7.00% due 03/27/48[2,6]	400,000	458,120

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 13.5% (continued)
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[10]	1,876,516	$ 2,243,013
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[2]	2,000,000	2,059,912
Citigroup, Inc.
4.15%[6,11]	2,000,000	1,968,750
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[2,10]	1,730,000	1,934,909
First American Financial Corp.
4.00% due 05/15/30[2]	1,740,000	1,919,565
MetLife, Inc.
3.85%[2,6,11]	1,820,000	1,842,750
AmWINS Group, Inc.
4.88% due 06/30/29[2,10]	1,725,000	1,697,365
PHM Group Holding Oy
4.75% due 06/18/26[10]	EUR 1,400,000	1,618,864
Newmark Group, Inc.
6.13% due 11/15/23[2]	1,450,000	1,551,355
Weyerhaeuser Co.
6.88% due 12/15/33[2]	1,100,000	1,532,177
Allianz SE
3.50%[2,6,10,11]	1,400,000	1,375,920
Pershing Square Holdings Ltd.
3.25% due 10/01/31	1,100,000	1,102,880
Reinsurance Group of America, Inc.
3.15% due 06/15/30[2]	1,000,000	1,058,117
PartnerRe Finance B LLC
4.50% due 10/01/50[2,6]	950,000	1,023,725
Atlas Mara Ltd.
due 12/31/21†††,12,13	2,200,000	994,400
Fort Benning Family Communities LLC
6.09% due 01/15/51†††,10	709,084	932,609
Pacific Beacon LLC
5.63% due 07/15/51[10]	680,878	803,453
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[2,10]	725,000	706,708
Bank of New York Mellon Corp.
4.70%[2,6,11]	670,000	705,530
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[10]	700,000	690,959
Macquarie Bank Ltd.
3.62% due 06/03/30[10]	640,000	662,938
Greystar Real Estate Partners LLC
5.75% due 12/01/25[2,10]	450,000	456,790

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 13.5% (continued)
Fort Gordon Housing LLC
6.32% due 05/15/51†††,10	200,000	$ 252,025
USI, Inc.
6.88% due 05/01/25[2,10]	150,000	150,375
Total Financial		212,613,345
Consumer, Non-cyclical – 7.8%
US Foods, Inc.
6.25% due 04/15/25[2,10]	3,000,000	3,122,100
4.63% due 06/01/30[2,10]	2,500,000	2,512,500
4.75% due 02/15/29[10]	2,250,000	2,277,900
BCP V Modular Services Finance II plc
6.13% due 10/30/28[10]	GBP 4,250,000	5,567,414
4.75% due 10/30/28[10]	EUR 1,550,000	1,739,599
CPI CG, Inc.
8.63% due 03/15/26[2,10]	6,750,000	7,171,875
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[2,10]	5,200,000	5,193,500
3.88% due 04/01/29[2,10]	2,000,000	1,975,000
Altria Group, Inc.
3.70% due 02/04/51[2]	6,000,000	5,663,615
Kraft Heinz Foods Co.
5.20% due 07/15/45[2]	1,400,000	1,781,844
4.38% due 06/01/46[2]	1,300,000	1,504,539
5.00% due 06/04/42[2]	1,225,000	1,495,001
4.88% due 10/01/49[2]	600,000	747,487
Sabre GLBL, Inc.
7.38% due 09/01/25[2,10]	3,725,000	3,855,375
9.25% due 04/15/25[2,10]	1,400,000	1,557,500
Sotheby’s
7.38% due 10/15/27[2,10]	4,899,000	5,119,455
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2,10]	4,900,000	4,992,120
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[2,10]	1,900,000	1,939,482
4.75% due 07/15/31[2,10]	1,300,000	1,261,000
5.88% due 10/01/30[2,10]	975,000	1,014,371
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[2,10]	4,195,000	4,193,741
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2,10]	3,632,000	3,877,160
Post Holdings, Inc.
4.50% due 09/15/31[2,10]	3,925,000	3,787,703
Nathan’s Famous, Inc.
6.63% due 11/01/25[2,10]	3,650,000	3,713,875
Par Pharmaceutical, Inc.
7.50% due 04/01/27[2,10]	3,345,000	3,372,312

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Non-cyclical – 7.8%
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[2,10]	2,400,000	$ 2,436,000
5.50% due 07/01/28[10]	550,000	572,660
Rent-A-Center, Inc.
6.38% due 02/15/29[2,10]	2,650,000	2,717,389
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[2,10]	2,700,000	2,710,969
Avantor Funding, Inc.
4.63% due 07/15/28[2,10]	1,700,000	1,755,590
3.88% due 11/01/29[10]	925,000	923,844
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[2,10]	2,575,000	2,599,977
Option Care Health, Inc.
4.38% due 10/31/29[2,10]	2,275,000	2,264,080
Bausch Health Companies, Inc.
4.88% due 06/01/28[2,10]	2,275,000	2,240,875
Royalty Pharma plc
3.55% due 09/02/50[2]	2,100,000	2,114,394
DaVita, Inc.
4.63% due 06/01/30[2,10]	1,900,000	1,876,250
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[2,10]	1,900,000	1,861,145
Spectrum Brands, Inc.
5.50% due 07/15/30[2,10]	1,700,000	1,811,197
Gartner, Inc.
4.50% due 07/01/28[2,10]	1,700,000	1,766,810
HealthEquity, Inc.
4.50% due 10/01/29[10]	1,550,000	1,530,625
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[10]	1,350,000	1,336,500
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[10]	1,038,000	996,480
5.00% due 12/31/26[10]	250,000	247,971
APi Escrow Corp.
4.75% due 10/15/29[10]	1,125,000	1,139,062
TreeHouse Foods, Inc.
4.00% due 09/01/28[2]	1,150,000	1,090,327
Central Garden & Pet Co.
4.13% due 10/15/30[2]	625,000	624,537
4.13% due 04/30/31[10]	400,000	401,000
ADT Security Corp.
4.13% due 08/01/29[2,10]	1,050,000	1,021,781
WW International, Inc.
4.50% due 04/15/29[10]	950,000	883,500

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Non-cyclical – 7.8%
Jaguar Holding Company II / PPD Development, LP
5.00% due 06/15/28[2,10]	700,000	$ 749,875
AMN Healthcare, Inc.
4.63% due 10/01/27[2,10]	725,000	744,938
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[13]	800,000	736,000
Tenet Healthcare Corp.
7.50% due 04/01/25[2,10]	650,000	683,488
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[10]	625,000	606,488
Carriage Services, Inc.
4.25% due 05/15/29[2,10]	575,000	563,500
Lamb Weston Holdings, Inc.
4.13% due 01/31/30[10]	505,000	503,583
Performance Food Group, Inc.
6.88% due 05/01/25[2,10]	450,000	471,375
APi Group DE, Inc.
4.13% due 07/15/29[10]	350,000	342,948
Charles River Laboratories International, Inc.
4.00% due 03/15/31[2,10]	300,000	300,750
Prestige Brands, Inc.
3.75% due 04/01/31[10]	300,000	287,438
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[2,10]	181,000	182,245
Total Consumer, Non-cyclical		122,532,059
Consumer, Cyclical – 7.2%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,10]	10,535,000	12,103,884
Marriott International, Inc.
4.63% due 06/15/30	2,320,000	2,611,167
3.50% due 10/15/32[2]	1,400,000	1,472,751
2.85% due 04/15/31	1,280,000	1,285,580
5.75% due 05/01/25	490,000	553,020
JB Poindexter & Company, Inc.
7.13% due 04/15/26[2,10]	5,275,000	5,459,625
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[2,10]	4,721,203	5,114,753
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[2]	3,210,000	3,290,250
5.00% due 06/01/31[10]	1,800,000	1,777,500
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[2]	3,800,000	4,330,236
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[2,10]	3,950,000	4,328,150

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Cyclical – 7.2% (continued)
Wabash National Corp.
4.50% due 10/15/28[2,10]	4,100,000	$ 3,997,500
Station Casinos LLC
4.63% due 12/01/31[10]	4,000,000	3,965,000
Williams Scotsman International, Inc.
4.63% due 08/15/28[2,10]	3,675,000	3,739,313
Live Nation Entertainment, Inc.
6.50% due 05/15/27[2,10]	3,350,000	3,631,266
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[2,10]	3,350,000	3,576,125
Air Canada
4.63% due 08/15/29[10]	CAD 2,800,000	2,192,038
3.88% due 08/15/26[2,10]	825,000	818,210
Powdr Corp.
6.00% due 08/01/25[2,10]	2,790,000	2,908,575
Scotts Miracle-Gro Co.
4.00% due 04/01/31[2,10]	2,150,000	2,090,047
4.38% due 02/01/32[10]	700,000	693,539
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,10]	2,725,000	2,757,986
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[2,10]	2,575,000	2,631,315
United Airlines, Inc.
4.63% due 04/15/29[2,10]	2,575,000	2,561,301
Aramark Services, Inc.
6.38% due 05/01/25[2,10]	2,300,000	2,398,900
5.00% due 02/01/28[2,10]	110,000	110,550
Yum! Brands, Inc.
4.63% due 01/31/32	1,987,000	2,030,803
7.75% due 04/01/25[2,10]	450,000	474,327
HP Communities LLC
6.16% due 09/15/53†††,10	1,000,000	1,320,344
6.82% due 09/15/53†††,10	940,217	1,124,248
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,10]	2,000,000	2,038,200
Hyatt Hotels Corp.
5.75% due 04/23/30[2]	1,690,000	2,030,466
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[2,10]	1,925,000	2,025,562
Boyd Gaming Corp.
8.63% due 06/01/25[2,10]	1,750,000	1,872,500
Picasso Finance Sub, Inc.
6.13% due 06/15/25[2,10]	1,683,000	1,748,216
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	1,598,103	1,731,087

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Cyclical – 7.2% (continued)
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[2,10]	1,650,000	$ 1,722,188
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[2,10]	1,625,000	1,641,827
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[10]	850,000	839,213
4.00% due 10/15/30[10]	725,000	692,767
Crocs, Inc.
4.13% due 08/15/31[2,10]	1,400,000	1,393,000
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[2,10]	1,350,000	1,310,404
Boyne USA, Inc.
4.75% due 05/15/29[2,10]	1,250,000	1,259,375
Wolverine World Wide, Inc.
4.00% due 08/15/29[10]	1,150,000	1,115,500
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[10]	1,050,000	1,105,125
Allison Transmission, Inc.
3.75% due 01/30/31[2,10]	1,100,000	1,051,583
Vail Resorts, Inc.
6.25% due 05/15/25[2,10]	1,000,000	1,045,000
Clarios Global, LP
6.75% due 05/15/25[10]	990,000	1,033,313
Tempur Sealy International, Inc.
3.88% due 10/15/31[10]	700,000	676,277
Penn National Gaming, Inc.
4.13% due 07/01/29[10]	675,000	636,998
Ferguson Finance plc
3.25% due 06/02/30[2,10]	490,000	520,704
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27	482,996	505,018
Superior Plus, LP
4.25% due 05/18/28[10]	CAD 350,000	274,690
Total Consumer, Cyclical		113,617,316
Communications – 5.3%
Altice France S.A.
5.50% due 10/15/29[2,10]	8,175,000	7,888,875
5.13% due 07/15/29[2,10]	3,025,000	2,874,899
8.13% due 02/01/27[2,10]	1,300,000	1,386,645
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,10]	6,300,000	6,145,335
5.75% due 08/01/28[2,10]	3,525,000	3,401,625
ViacomCBS, Inc.
4.95% due 05/19/50[2]	6,390,000	8,070,729

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Communications – 5.3% (continued)
British Telecommunications plc
4.88% due 11/23/81[6,13]	5,550,000	$ 5,523,527
4.25% due 11/23/81[6,10]	950,000	942,400
Corning, Inc.
4.38% due 11/15/57[2]	4,100,000	5,039,951
Cengage Learning, Inc.
9.50% due 06/15/24[2,10]	4,976,000	5,025,760
UPC Broadband Finco BV
4.88% due 07/15/31[2,10]	4,550,000	4,595,500
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[2,10]	2,350,000	2,436,339
5.13% due 07/15/29[2,10]	1,900,000	1,892,457
Vodafone Group plc
5.13% due 06/04/81[2,6]	4,100,000	4,151,250
AMC Networks, Inc.
4.25% due 02/15/29[2]	3,450,000	3,366,958
Walt Disney Co.
3.80% due 05/13/60[2]	2,820,000	3,356,009
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[2,10]	1,225,000	1,206,625
4.25% due 01/15/34[2,10]	750,000	721,500
4.50% due 05/01/32	325,000	323,661
Level 3 Financing, Inc.
3.63% due 01/15/29[2,10]	1,500,000	1,387,500
3.75% due 07/15/29[10]	600,000	557,250
Vmed O2 UK Financing I plc
4.25% due 01/31/31[10]	1,225,000	1,171,014
4.75% due 07/15/31[10]	650,000	643,500
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[2,10]	1,800,000	1,788,804
CSC Holdings LLC
4.63% due 12/01/30[2,10]	1,913,000	1,779,090
TripAdvisor, Inc.
7.00% due 07/15/25[2,10]	1,575,000	1,651,529
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[2,10]	1,500,000	1,582,500
Virgin Media Secured Finance plc
4.50% due 08/15/30[10]	1,200,000	1,172,796
Sirius XM Radio, Inc.
3.88% due 09/01/31[10]	900,000	852,750
Match Group Holdings II LLC
3.63% due 10/01/31[10]	875,000	824,863
Ziggo BV
4.88% due 01/15/30[10]	725,000	733,609
Ziggo Bond Company BV
5.13% due 02/28/30[2,10]	500,000	499,428
Total Communications		82,994,678

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Industrial – 4.7%
Boeing Co.
5.81% due 05/01/50[2]	9,400,000	$ 12,678,814
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,10]	7,717,000	8,258,656
5.25% due 07/15/28[10]	2,025,000	2,019,937
Artera Services LLC
9.03% due 12/04/25[2,10]	6,290,000	6,321,450
Cleaver-Brooks, Inc.
7.88% due 03/01/23[2,10]	5,853,000	5,735,940
Harsco Corp.
5.75% due 07/31/27[2,10]	3,624,000	3,669,300
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[2,10]	3,450,000	3,522,692
Howmet Aerospace, Inc.
3.00% due 01/15/29[2]	1,175,000	1,128,000
5.95% due 02/01/37[2]	875,000	1,025,937
6.88% due 05/01/25[2]	800,000	916,000
GrafTech Finance, Inc.
4.63% due 12/15/28[2,10]	2,785,000	2,818,977
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[2,10]	1,700,000	1,751,000
5.50% due 04/15/24[10]	800,000	800,728
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,10]	2,300,000	2,230,195
TransDigm, Inc.
8.00% due 12/15/25[2,10]	2,050,000	2,160,188
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[2,10]	1,775,000	1,847,456
Cellnex Finance Company S.A.
3.88% due 07/07/41[2,10]	1,750,000	1,701,630
Builders FirstSource, Inc.
4.25% due 02/01/32[2,10]	1,675,000	1,682,286
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,583,546
TK Elevator US Newco, Inc.
5.25% due 07/15/27[2,10]	1,550,000	1,576,242
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[2,10]	1,475,000	1,530,313
JELD-WEN, Inc.
6.25% due 05/15/25[2,10]	1,350,000	1,407,375
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[2,13]	1,422,122	1,311,794
Standard Industries, Inc.
3.38% due 01/15/31[2,10]	1,100,000	1,013,375

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Industrial – 4.7% (continued)
Amsted Industries, Inc.
4.63% due 05/15/30[2,10]	950,000	$ 957,125
Ball Corp.
3.13% due 09/15/31[2]	875,000	842,017
GATX Corp.
4.00% due 06/30/30[2]	560,000	622,878
Intertape Polymer Group, Inc.
4.38% due 06/15/29[10]	600,000	594,000
Hillenbrand, Inc.
5.75% due 06/15/25[2]	325,000	340,610
3.75% due 03/01/31	250,000	245,700
TopBuild Corp.
4.13% due 02/15/32[10]	400,000	400,754
PGT Innovations, Inc.
4.38% due 10/01/29[10]	400,000	396,500
Arcosa, Inc.
4.38% due 04/15/29[2,10]	350,000	353,181
EnerSys
4.38% due 12/15/27[2,10]	325,000	334,750
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	119,743
Exide Technologies
due 10/31/24†††,12	2,353,687	2
Total Industrial		73,899,091
Energy – 3.7%
Occidental Petroleum Corp.
6.20% due 03/15/40[2]	2,100,000	2,488,500
7.00% due 11/15/27[2]	2,000,000	2,221,992
4.30% due 08/15/39[2]	2,100,000	2,047,500
4.63% due 06/15/45	750,000	757,387
BP Capital Markets plc
4.88%[2,6,11]	6,750,000	7,264,687
ITT Holdings LLC
6.50% due 08/01/29[2,10]	7,075,000	6,850,298
NuStar Logistics, LP
6.38% due 10/01/30[2]	5,625,000	5,990,625
5.63% due 04/28/27	200,000	204,250
6.00% due 06/01/26	125,000	132,344
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29[2]	2,980,000	3,054,500
7.00% due 08/01/27[2]	2,400,000	2,472,000
CVR Energy, Inc.
5.25% due 02/15/25[2,10]	2,225,000	2,119,535
5.75% due 02/15/28[2,10]	2,100,000	1,983,429

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Energy – 3.7% (continued)
Parkland Corp.
4.63% due 05/01/30[2,10]	2,700,000	$ 2,661,309
4.50% due 10/01/29[2,10]	1,300,000	1,277,406
Hess Corp.
5.60% due 02/15/41[2]	1,550,000	1,910,416
6.00% due 01/15/40[2]	1,000,000	1,269,924
7.13% due 03/15/33	500,000	668,265
Midwest Connector Capital Company LLC
4.63% due 04/01/29[2,10]	1,809,000	1,941,000
Rattler Midstream, LP
5.63% due 07/15/25[2,10]	1,650,000	1,699,500
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[2]	1,525,000	1,479,250
Southwestern Energy Co.
5.38% due 02/01/29	1,400,000	1,442,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	1,201,000	1,113,927
Energy Transfer, LP
4.25% due 04/01/24[2]	1,000,000	1,053,221
Comstock Resources, Inc.
7.50% due 05/15/25[10]	970,000	994,250
Cenovus Energy, Inc.
4.00% due 04/15/24[2]	900,000	947,360
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[10]	775,000	792,562
Buckeye Partners, LP
4.35% due 10/15/24[2]	750,000	778,125
DT Midstream, Inc.
4.13% due 06/15/29[10]	425,000	$422,344
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[2,10]	252,945	270,929
Viper Energy Partners, LP
5.38% due 11/01/27[2,10]	200,000	206,000
Basic Energy Services, Inc.
due 10/15/23[12,13]	1,075,000	75,250
Schahin II Finance Co. SPV Ltd.
due 09/25/22[10,12]	1,216,133	36,484
Total Energy		58,626,569
Basic Materials – 2.3%
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,10]	5,875,000	5,926,524
Carpenter Technology Corp.
6.38% due 07/15/28[2]	5,225,000	5,523,947
Alcoa Nederland Holding BV
5.50% due 12/15/27[2,10]	3,625,000	3,846,415
6.13% due 05/15/28[2,10]	1,475,000	1,570,875

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Basic Materials – 2.3% (continued)
EverArc Escrow SARL
5.00% due 10/30/29[2,10]	5,250,000	$ 5,118,750
Clearwater Paper Corp.
4.75% due 08/15/28[2,10]	2,547,000	2,572,470
WR Grace Holdings LLC
4.88% due 06/15/27[2,10]	1,975,000	1,959,570
Compass Minerals International, Inc.
6.75% due 12/01/27[2,10]	1,725,000	1,761,656
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[10]	1,625,000	1,730,625
Kaiser Aluminum Corp.
4.63% due 03/01/28[2,10]	1,000,000	979,430
4.50% due 06/01/31[10]	500,000	485,625
Minerals Technologies, Inc.
5.00% due 07/01/28[2,10]	1,350,000	1,361,529
Arconic Corp.
6.00% due 05/15/25[2,10]	1,200,000	1,251,000
HB Fuller Co.
4.25% due 10/15/28[2]	1,150,000	1,175,875
Diamond BC BV
4.63% due 10/01/29[10]	825,000	806,437
Valvoline, Inc.
3.63% due 06/15/31[10]	760,000	727,700
Mirabela Nickel Ltd.
due 06/24/19[12,13]	2,667,995	133,400
Total Basic Materials		36,931,828
Utilities – 1.7%
Midcap Funding XLVI Trust
3.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/29/23[8]	9,250,000	9,284,438
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,200,000	6,373,750
Terraform Global Operating LLC
6.13% due 03/01/26[2,10]	5,255,000	5,360,100
Clearway Energy Operating LLC
3.75% due 02/15/31[2,10]	2,100,000	2,075,682
3.75% due 01/15/32[10]	525,000	515,865
AES Corp.
3.95% due 07/15/30[2,10]	1,430,000	1,541,669
Petershill II Senior Secured Notes
5.00% due 12/02/39†††	839,000	879,765
5.00% due 07/15/39†††	161,000	168,822
Total Utilities		26,200,091

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Technology – 1.1%
NCR Corp.
5.25% due 10/01/30[2,10]	3,150,000	$ 3,194,635
6.13% due 09/01/29[2,10]	1,550,000	1,643,000
5.13% due 04/15/29[10]	900,000	909,495
Boxer Parent Company, Inc.
7.13% due 10/02/25[2,10]	2,250,000	2,357,168
Oracle Corp.
3.95% due 03/25/51[2]	2,100,000	2,262,838
Twilio, Inc.
3.88% due 03/15/31[2]	2,000,000	1,985,000
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%)
due 02/15/28[8]	EUR 1,700,000	1,923,307
Playtika Holding Corp.
4.25% due 03/15/29[2,10]	2,025,000	1,921,462
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[10]	400,000	401,398
Booz Allen Hamilton, Inc.
4.00% due 07/01/29[2,10]	325,000	326,625
Total Technology		16,924,928
Total Corporate Bonds
(Cost $727,655,051)		744,339,905
SENIOR FLOATING RATE INTERESTS††,8 – 33.7%
Consumer, Cyclical – 8.7%
Pacific Bells, LLC
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 10/06/28	7,967,010	7,932,195
CD&R Firefly Bidco Ltd.
4.91% (3 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 06/23/25	GBP 5,340,000	7,050,047
FR Refuel LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28	7,066,667	7,004,833
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	6,984,300	6,699,969
Alexander Mann
5.16% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	2,600,000	2,502,500
due 12/16/24†††	GBP 1,428,576	1,753,570
5.17% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,464,800
SP PF Buyer LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	5,704,310	5,513,843
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	4,825,750	4,855,911
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	5,164,767	4,854,881

See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Consumer, Cyclical – 8.7% (continued)
Zephyr Bidco Ltd.
4.81% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 3,000,000	$ 3,948,651
7.56% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	GBP 360,000	480,570
EnTrans International LLC
6.09% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	4,341,727	4,059,514
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	3,980,000	3,960,100
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28	3,980,000	3,945,175
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	2,972,469	2,921,330
7.14% ((3 Month USD LIBOR + 6.00%) and (Commercial Prime
Lending Rate + 5.00%), Rate Floor: 7.00%)due 01/29/27†††	973,063	956,322
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	3,776,688	3,732,614
BRE/Everbright M6 Borrower LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	3,500,000	3,508,750
NFM & J LLC
due 11/23/27	3,305,891	3,269,697
Breitling Financing SARL
due 10/25/28	EUR 2,800,000	3,172,466
WIRB - Copernicus Group, Inc.
5.00% (2 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	3,116,089	3,115,123
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	2,842,875	2,827,950
PAI Holdco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 10/28/27	2,840,750	2,827,739
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	2,762,602	2,733,263
Arcis Golf LLC
due 11/18/28	2,725,000	2,707,969
BGIS (BIFM CA Buyer, Inc.)
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,697,999	2,667,646
TTF Holdings Intermediate LLC
due 03/31/28	2,500,000	2,487,500
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	2,443,875	2,417,408
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	2,536,566	2,346,324
BCP V Modular Services Holdings IV Ltd.
due 10/06/28	EUR 2,000,000	2,259,766
Rent-A-Center, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	2,263,625	2,237,209

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Consumer, Cyclical – 8.7% (continued)
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24†††	1,956,625	$ 1,849,011
5.89% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 04/27/24†††	150,000	142,500
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††	32,837	31,032
Blue Nile, Inc.
6.68% (3 Month USD LIBOR + 6.50%, Rate Floor: 6.50%) due 02/17/23	1,949,063	1,890,591
BCPE Empire Holdings, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	1,863,166	1,848,615
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27	1,840,750	1,835,817
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	1,695,750	1,678,793
OEConnection LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26	1,668,526	1,658,798
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	1,757,226	1,505,363
Power Solutions (Panther)
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	1,394,593	1,375,417
Holding SOCOTEC
4.38% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/30/28	1,350,000	1,346,058
IBC Capital Ltd.
3.87% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,202,080	1,178,039
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	1,130,624	1,128,253
Galls LLC
7.75% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.75%) due 01/31/25†††	984,445	976,643
7.70% ((1 Month USD LIBOR + 6.75%) and (3 Month USD LIBOR + 6.25%),
Rate Floor: 7.75%)due 01/31/24†††	87,213	83,109
Cast & Crew Payroll LLC
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/09/26	1,010,972	1,006,261
Drive Chassis (DCLI)
6.87% (3 Month USD LIBOR + 6.75%, Rate Floor: 6.75%) due 04/10/26†††	1,000,000	1,005,000
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	942,944	939,408
Sovos Brands Intermediate, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 06/08/28	828,966	827,100
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	593,147	586,106
PT Intermediate Holdings III LLC
6.25% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 10/29/28	243,625	241,189
6.25% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/01/28	171,432	169,718
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28	324,188	323,828

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Consumer, Cyclical – 8.7% (continued)
EG Finco Ltd.
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	288,799	$ 286,033
Sotheby’s
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 01/15/27	238,028	237,831
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	200,000	212,000
Total Consumer, Cyclical		136,578,148
Industrial – 6.4%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	4,904,346	4,885,955
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	2,783,539	2,783,539
due 11/16/28	1,950,000	1,935,375
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	4,565,500	4,541,257
NA Rail Hold Co. LLC
4.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.25%) due 10/19/26	4,327,813	4,325,130
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	4,050,000	4,027,239
Michael Baker International LLC
due 10/26/28†††	4,000,000	3,990,000
PECF USS Intermediate Holding III Corp.
due 11/04/28	4,000,000	3,982,520
BHI Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	4,000,000	3,930,000
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	3,750,000	3,907,050
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	3,771,500	3,772,028
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	2,000,000	1,995,000
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24	1,385,672	1,382,208
American Bath Group LLC
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	3,731,250	3,691,624
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	5,605,000	3,398,031
Integrated Power Services Holdings, Inc.
due 11/18/28	2,780,488	2,752,683
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	2,693,339	2,682,404
US Farathane LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	2,827,500	2,629,575
StandardAero
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/06/26	2,695,000	2,613,314

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Industrial – 6.4% (continued)
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	2,550,000	$ 2,543,625
Pro Mach Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	2,531,564	2,527,615
LTI Holdings, Inc.
due 07/24/26	1,500,000	1,488,750
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	970,000	954,082
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	2,394,725	2,366,300
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28	2,327,170	2,318,443
Waterlogic USA Holdings, Inc.
4.89% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/17/28	2,244,375	2,241,570
Tank Holdings Corp.
5.75% ((1 Month USD LIBOR + 5.00%) and (3 Month USD LIBOR + 5.00%),
Rate Floor: 5.75%)due 03/26/26	2,243,967	2,236,494
WP CPP Holdings LLC
4.75% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.75%)due 04/30/25	2,310,678	2,218,967
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	2,094,750	2,084,276
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,011,692	2,007,507
Armor Holdco, Inc.
due 10/29/28	1,900,000	1,901,197
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27†††	1,701,643	1,697,389
Anchor Packaging LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/18/26	1,619,285	1,599,044
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,735,145	1,539,074
API Holdings III Corp.
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/11/26	1,564,000	1,504,380
Protective Industrial Products, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,368,125	1,356,154
TransDigm, Inc.
2.34% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	1,083,459	1,062,743
MI Windows And Doors LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/18/27	992,500	989,026
TK Elevator Midco GmbH
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	990,037	986,167
BWAY Holding Co.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	685,070	670,855
Duran, Inc.
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/29/24	475,023	466,710

See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Industrial – 6.4% (continued)
CPM Holdings, Inc.
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/17/25	414,839	$ 412,039
Titan Acquisition Ltd. (Husky)
3.17% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	292,670	285,079
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	250,000	248,020
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	139,933	138,577
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	123,438	122,923
Total Industrial		101,191,938
Consumer, Non-cyclical – 6.0%
Quirch Foods Holdings LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	8,914,750	8,903,607
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	6,807,938	6,793,028
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	6,712,879	6,721,270
Florida Food Products LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	5,600,000	5,502,000
LaserAway Intermediate Holdings II LLC
6.50% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	5,400,000	5,373,000
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	5,215,934	5,109,998
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28	4,925,000	4,863,437
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	4,778,670	4,782,636
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.50%)due 03/02/28	4,528,267	4,468,448
Mission Veterinary Partners
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	3,650,000	3,645,438
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	3,349,191	3,339,144
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	2,855,465	2,758,493
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	2,550,426	2,544,050
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	2,294,250	2,277,043

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,290,740	$ 2,157,786
PlayPower, Inc.
5.63% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	2,181,219	2,133,952
Sierra Acquisition, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24	1,973,564	1,958,762
Confluent Health LLC
due 10/27/28	1,810,619	1,801,566
Packaging Coordinators Midco, Inc.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/30/27	1,791,000	1,784,660
EyeCare Partners LLC
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,726,313	1,703,439
Snacking Investments US LLC (Arnott’s)
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/18/26	1,670,250	1,671,302
California Cryobank
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/25	1,506,071	1,498,541
Resonetics LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	1,500,000	1,492,500
Hearthside Group Holdings LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,410,125	1,403,512
Fender Musical Instruments Corp.
due 11/15/28	1,400,000	1,394,750
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	1,293,500	1,255,833
IVC Acquisition Ltd.
due 02/13/26	EUR 1,000,000	1,131,708
Tecbid US, Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/25/24†††	988,890	981,473
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	930,109	915,227
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	793,924	791,693
Moran Foods LLC
11.75% (2 Month USD LIBOR, Rate Floor: 1.00%)
(in-kind rate was 10.75%) due 10/01/24†††,14	914,540	786,504
Moran Foods LLC
8.00% (2 Month USD LIBOR, Rate Floor: 1.00%) (in-kind rate was 7.00%)
due 04/01/24[14]	729,816	744,413
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/24	658,276	658,480
Balrog Acquisition, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 09/05/28	425,000	421,281
Kar Nut Products Company LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/23†††	358,871	357,677
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/24†††	20,510	20,442

See notes to financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Chefs’ Warehouse, Inc., The
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 06/22/25	296,241	$ 296,241
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	293,130	293,130
Kar Nut Products Company LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 09/30/22	20,627	20,549
Total Consumer, Non-cyclical		94,757,013
Technology – 5.1%
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	5,024,750	5,006,812
Datix Bidco Ltd.
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 1,775,000	2,346,911
4.18% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/28/25†††	2,001,644	1,991,936
7.93% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	300,111	298,368
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	4,427,750	4,405,611
Transact Holdings, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	4,070,615	4,027,874
24-7 Intouch, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	4,031,500	3,971,028
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	3,663,000	3,663,000
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	3,631,750	3,613,591
Sportradar Capital SARL
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/27	EUR 3,100,000	3,504,465
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	3,324,875	3,312,407
Bali Finco, Inc.
due 06/30/26	2,950,000	2,920,500
Polaris Newco LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	2,048,000	1,817,095
4.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	750,000	746,655
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	2,468,813	2,459,554
Sitecore Holding III A/S
6.50% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%)
(in-kind rate was 0.75%) due 03/12/26†††,14	EUR 1,243,758	1,391,933
7.00% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.00%) due 03/12/26†††	558,803	551,644
6.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††	445,197	439,494
Project Ruby Ultimate Parent Corp.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	2,288,500	2,270,100
Concorde Lux
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 2,000,000	2,266,500

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Technology – 5.1% (continued)
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	2,244,375	$ 2,244,061
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	2,207,756	2,206,387
Aston FinCo SARL
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,674,500	1,660,551
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 399,000	522,019
Ministry Brands LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,129,154	2,097,218
Emerald TopCo, Inc. (Press Ganey)
3.63% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%),
Rate Floor: 3.50%)due 07/24/26	2,053,492	2,030,390
Team.Blue Finco SARL
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/27/28	EUR 1,750,000	1,973,566
Upland Software, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,960,000	1,953,140
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,907,640	1,888,564
Brave Parent Holdings, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,786,602	1,784,368
Wrench Group LLC
4.13% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	1,786,500	1,775,334
TIBCO Software, Inc.
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,728,125	1,706,523
Project Boost Purchaser LLC
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	1,666,000	1,650,523
Navicure, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	1,518,542	1,515,383
Taxware Holdings (Sovos Compliance LLC)
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	1,279,110	1,282,307
Ping Identity Corp.
due 11/18/28	1,000,000	997,500
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	964,736	926,146
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	495,000	492,525
Sitecore USA, Inc.
7.00% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.00%) due 03/12/26†††	491,852	485,551
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	97,964	97,516
Total Technology		80,295,050

See notes to financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Financial – 4.0%
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	4,077,225	$ 4,063,648
due 11/22/23	3,850,000	3,806,688
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	6,362,863	6,340,593
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	CAD 5,601,568	4,363,377
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29	CAD 2,079,000	1,631,657
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	4,000,000	3,984,999
Trans Union LLC
due 11/16/29	3,950,000	3,940,125
Higginbotham
6.25% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††	3,581,954	3,537,441
Claros Mortgage Trust, Inc.
due 08/10/26	2,050,000	2,044,875
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/09/26	1,470,000	1,466,325
AmeriLife Holdings LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	1,956,430	1,939,311
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/18/27	990,000	980,100
Alter Domus
4.06% (1 Month USD SOFR + 3.75%, Rate Floor: 3.75%) due 02/17/28	2,786,000	2,776,249
Orion Advisor Solutions, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	2,731,897	2,727,635
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28	2,386,364	2,380,398
Avison Young (Canada), Inc.
6.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/30/26	2,347,873	2,317,069
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	2,090,386	2,091,264
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	1,975,000	1,970,556
Cobham Ultra SeniorCo SARL
due 11/15/28	1,750,000	1,743,437
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,670,250	1,654,449
Aretec Group, Inc.
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,653,250	1,648,422
NFP Corp.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	1,669,441	1,637,722
Sandy Bidco BV
due 06/12/28	EUR 1,100,000	1,247,024
HUB International Ltd.
5.00% ((2 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%),
Rate Floor: 5.00%)due 04/25/25	982,575	977,584

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Financial – 4.0% (continued)
USI, Inc.
3.38% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	589,507	$ 583,984
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	129,730	128,216
Total Financial		61,983,148
Basic Materials – 1.4%
Barentz Midco BV
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27†††	3,275,312	3,275,312
Vector WP Holdco, Inc.
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/12/28†††	3,115,000	3,099,425
DCG Acquisition Corp.
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,963,231	1,955,869
PetroChoice Holdings
6.00% ((2 Month USD LIBOR + 5.00%) and (3 Month USD LIBOR + 5.00%),
Rate Floor: 6.00%)due 08/19/22	1,982,301	1,901,364
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	1,865,381	1,869,578
Meridian Adhesives Group, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 07/24/28	1,799,948	1,792,082
Illuminate Buyer LLC
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	1,724,431	1,707,548
LSF11 Skyscraper HoldCo SARL
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/29/27	1,542,260	1,537,124
SCHUR Flexibles GmbH
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 09/29/28	EUR 1,250,000	1,416,846
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,194,000	1,187,290
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	951,561	947,698
Pregis TopCo LLC
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26†††	670,000	666,650
Vectra Co.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/10/25	536,763	515,293
Noranda Aluminum Acquisition Corp.
due 02/28/19†††,12	468,781	234
Total Basic Materials		21,872,313
Communications – 1.3%
Xplornet Communications, Inc.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	4,650,000	4,624,425
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	4,577,000	4,565,557
Flight Bidco, Inc.
7.59% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	3,715,000	3,584,975
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	438,693	432,113

See notes to financial statements.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Communications – 1.3% (continued)
Conterra Ultra Broadband Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/30/26	1,955,000	$ 1,948,900
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	1,189,703	1,183,755
Internet Brands, Inc.
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	1,025,770	1,010,065
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	1,000,000	986,750
Recorded Books, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	846,831	845,247
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/18/28	450,000	450,563
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	450,000	447,975
GTT Communications, Inc.
4.88% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/25[12]	99,049	83,033
2.87% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25†††	10,781	—
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	12,691	12,649
Total Communications		20,176,007
Utilities – 0.7%
Hamilton Projects Acquiror LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/17/27	5,683,570	5,662,257
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	2,293,698	2,096,279
UGI Energy Services, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	1,612,875	1,608,843
Franklin Energy (KAMC Holdings, Inc.)
4.18% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,617,000	1,374,450
EIF Channelview Cogeneration LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 05/03/25	348,285	346,791
Total Utilities		11,088,620

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 – 33.7% (continued)
Energy – 0.1%
Venture Global Calcasieu Pass LLC
2.47% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	1,153,821	$ 1,130,744
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%)
(in-kind rate was 2.00%) due 11/24/25†††,14	672,568	605,311
Centurion Pipe
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/29/25	198,500	195,771
Total Energy		1,931,826
Total Senior Floating Rate Interests
(Cost $532,559,123)		529,874,063
ASSET-BACKED SECURITIES†† – 9.3%
Collateralized Loan Obligations – 3.5%
Palmer Square Loan Funding Ltd.
2021-3A, 5.17% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 07/20/29[8,10]	7,000,000	6,999,147
2021-2A, 5.16% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 05/20/29[8,10]	2,000,000	1,999,973
Fortress Credit Opportunities IX CLO Ltd.
2021-9A, 4.07% (3 Month USD LIBOR + 3.95%, Rate Floor: 3.95%) due 10/15/33[8,10]	8,000,000	7,998,962
LoanCore Issuer Ltd.
2019-CRE2, 1.59% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[8,10]	4,750,000	4,755,884
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 4.63% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/20/32[8,10]	3,000,000	3,008,744
Diamond CLO Ltd.
2018-1A, 3.83% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[8,10]	3,000,000	2,994,375
Monroe Capital CLO Ltd.
2017-1A, 3.73% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[8,10]	2,750,000	2,745,877
Marathon CLO V Ltd.
2017-5A, 2.01% (3 Month USD LIBOR + 1.85%) due 11/21/27[8,10]	2,000,000	1,984,050
2013-5A, due 11/21/27[10,15]	3,566,667	516,453
Newstar Commercial Loan Funding LLC
2017-1A, 5.22% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 03/20/27[8,10]	2,000,000	2,001,892
2017-1A, 3.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[8,10]	250,000	250,279
Golub Capital Partners CLO 49M Ltd.
2021-49A, 3.95% (3 Month USD LIBOR + 3.85%, Rate Floor: 3.85%) due 08/26/33[8,10]	2,250,000	2,245,392
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[10,15]	3,555,000	2,038,888
Treman Park CLO Ltd.
2015-1A, due 10/20/28[10,15]	2,500,000	2,026,990
Cerberus Loan Funding XXX, LP
2020-3A, 3.77% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33[8,10]	2,000,000	2,025,370
First Eagle Clarendon Fund CLO LLC
2015-1A, 4.47% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[8,10]	1,500,000	1,499,871
2019-1A, 3.17% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[8,10]	424,203	424,239

See notes to financial statements.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 9.3% (continued)
Collateralized Loan Obligations – 3.5% (continued)
Cerberus Loan Funding XXVI, LP
2021-1A, 4.22% (3 Month USD LIBOR + 4.10%, Rate Floor: 4.10%) due 04/15/31[8,10]	1,750,000	$ 1,752,120
Dryden Senior Loan Fund
due 01/15/31[15]	2,998,799	1,335,377
Voya CLO Ltd.
2013-1A, due 10/15/30[10,15]	3,000,000	1,133,505
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[10,15]	2,600,000	1,048,874
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[10,15]	1,850,000	855,607
KVK CLO Ltd.
2013-1A, due 01/14/28[2,10,15]	2,300,000	597,770
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[2,10,15]	2,600,000	505,196
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[10,15]	1,500,000	481,950
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[10,15]	1,050,000	467,569
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[10,15]	1,153,846	461,538
Babson CLO Ltd.
2014-IA, due 07/20/25[10,15]	3,000,000	334,500
A10 Permanent Asset Financing LLC
2017-II, 6.24% (WAC) due 06/15/51†††,8,10	250,000	265,718
West CLO Ltd.
2013-1A, due 11/07/25[10,15]	1,350,000	221,427
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[15]	759,981	122,661
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[10,15]	602,740	687
Total Collateralized Loan Obligations		55,100,885
Transport-Aircraft – 3.0%
Sprite Ltd.
2021-1, 3.75% due 11/15/46†††,10	16,000,000	15,878,400
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[10]	2,823,467	2,790,160
2016-1, 4.45% due 08/15/41	1,737,738	1,732,007
2019-1A, 3.97% due 04/15/39[10]	1,476,244	1,471,157
due 12/31/30†††	3,054,105	646,574
AASET Trust
2019-2, 4.46% due 10/16/39[10]	3,524,131	3,018,566
2020-1A, 4.34% due 01/16/40[10]	1,959,012	1,406,355
2019-1, 3.84% due 05/15/39[10]	1,165,376	1,120,091

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 9.3% (continued)
Transport-Aircraft – 3.0% (continued)
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[10,16]	4,549,522	$ 4,490,049
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[10]	3,449,301	3,382,581
WAVE LLC
2019-1, 3.60% due 09/15/44[10]	2,446,996	2,424,597
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[10]	1,897,516	2,033,256
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[10]	1,204,579	1,198,750
2017-1, 6.30% due 02/15/42[10]	800,405	773,561
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[10]	1,870,268	1,635,225
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[10]	1,445,718	1,316,211
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[10]	1,292,104	1,296,376
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[10]	765,786	750,275
Stripes Aircraft Ltd.
2013-1 A1, 3.59% (1 Month USD LIBOR + 3.50%,
Rate Floor: 3.50%) due 03/20/23†††,8	447,842	433,277
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,12,13	6,677,317	668
Total Transport-Aircraft		47,798,136
Infrastructure – 0.9%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[10]	6,300,000	6,733,637
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[10]	5,250,000	5,280,236
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[10]	1,873,684	1,848,200
Total Infrastructure		13,862,073
Whole Business – 0.8%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[10]	7,375,500	7,467,148
TSGE
2017-1, 6.25% due 09/25/31†††	5,000,000	5,108,618
Total Whole Business		12,575,766

See notes to financial statements.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 9.3% (continued)
Financial – 0.7%
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,8	EUR 3,867,883	$ 4,390,209
Ceamer Finance LLC
3.69% due 03/22/31†††	4,000,000	3,898,820
Nassau LLC
2019-1, 3.98% due 08/15/34[10]	1,749,985	1,774,012
KKR Core Holding Company LLC
4.00% due 07/15/31†††	2,900,000	569,704
NCBJ
2015-1A, 5.88% due 07/08/22†††	338,410	342,626
Total Financial		10,975,371
Net Lease – 0.2%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[10]	2,750,000	2,849,697
Diversified Payment Rights – 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,100,000	1,152,184
Collateralized Debt Obligations – 0.1%
Anchorage Credit Funding 4 Ltd.
2021-4A, 3.52% due 04/27/39[10]	1,000,000	996,994
Insurance – 0.0%
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[13]	316,190	288,815
Transport-Rail – 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[10]	132,545	142,395
Total Asset-Backed Securities
(Cost $149,061,733)		145,742,316

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 2.2%
Residential Mortgage-Backed Securities – 1.1%
Lehman XS Trust Series
2006-18N, 0.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 12/25/36[8]	2,779,195	2,916,020
2006-16N, 0.51% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 11/25/46[8]	1,416,151	1,438,894
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[8]	1,878,520	1,573,924
2007-HE4, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[8]	1,072,090	801,786
2007-HE2, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	1,463,531	699,559
Home Equity Mortgage Loan Asset-Backed Trust Series INABS
2006-E, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 04/25/37[8]	2,710,824	2,226,076
Argent Securities Trust
2006-W5, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[8]	2,433,577	1,908,302

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 2.2% (continued)
Residential Mortgage-Backed Securities – 1.1% (continued)
GSAA Home Equity Trust
2006-16, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 10/25/36[8]	4,244,490	$ 1,551,125
American Home Mortgage Assets Trust
2006-6, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[8]	1,636,897	1,415,031
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[8]	2,883,211	1,280,095
GSAA Trust
2007-3, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 03/25/47[8]	1,574,549	598,786
Total Residential Mortgage-Backed Securities		16,409,598
Military Housing – 1.0%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[8,13]	3,559,221	3,639,194
2015-R1, 1.94% (WAC) due 11/25/55[5,8,10]	41,054,418	3,186,582
2015-R1, 0.65% (WAC) due 11/25/52[5,8,10]	33,365,579	2,169,276
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,10	3,500,000	4,417,150
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,10	1,552,759	1,717,113
2007-AET2, 6.06% due 10/10/52†††,10	465,650	533,288
Total Military Housing		15,662,603
Commercial Mortgage-Backed Securities – 0.1%
GS Mortgage Securities Corporation Trust
2020-DUNE, 2.59% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%)
due 12/15/36[8,10]	2,000,000	1,962,079
Total Collateralized Mortgage Obligations
(Cost $34,538,790)		34,034,280
MUNICIPAL BONDS†† – 0.0%
Oklahoma – 0.0%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	451,613
Total Municipal Bonds
(Cost $400,000)		451,613

See notes to financial statements.

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

	Notional
	Value~	Value
OTC OPTIONS PURCHASED†† – 0.0%
Call Options on:
Citibank, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	295,300,000	$ 667,378
Bank of America, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.61	99,000,000	132,660
Bank of America, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	5,000,000	11,300
Total OTC Options Purchased
(Cost $844,140)		811,338
Total Investments – 143.1%
(Cost $2,096,502,794)		$ 2,248,879,452

	Contracts
LISTED OPTIONS WRITTEN† – (0.5)%
Call options on:
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $26,592)	8	$ (2,880)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $26,592)	8	(3,480)
SPDR S&P 500 ETF Trust Expiring December 2021 with strike price of $470.00
(Notional Value $956,676)	21	(4,221)
Matterport, Inc. Expiring March 2022 with strike price of $17.50 (Notional Value $679,980)	210	(331,800)
S&P 500 Index Expiring December 2021 with strike price of $4,660.00
(Notional Value $128,332,700)	281	(1,097,305)
Russell 2000 Index Expiring December 2021 with strike price of $2,310.00
(Notional Value $124,678,084)	567	(1,114,155)
Matterport, Inc. Expiring March 2022 with strike price of $15.00
(Notional Value $2,198,602)	679	(1,215,410)
NASDAQ-100 Index Expiring December 2021 with strike price of $16,100.00
(Notional Value $130,700,952)	81	(3,257,415)
Total Listed Options Written
(Premiums received $8,736,883)		(7,026,666)
OTC OPTIONS WRITTEN†† – (0.0)%
Call Options on:
Citibank, N.A. Pershing Square Tontine Holdings Ltd.
Expiring December 2021 with strike price of $40.00 (Notional Value $82,656)	41	—
Citibank, N.A. Pershing Square Tontine Holdings Ltd.
Expiring December 2021 with strike price of $30.00 (Notional Value $56,448)	28	—
Total OTC Options Written
(Premiums received $41,552)		—
Other Assets & Liabilities, net – (42.5)%		(668,511,246)
Total Net Assets – 100.0%		$ 1,573,341,540

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Goldman Sachs International	ILS	Buy	5,707,550	1,554,800 USD	01/31/22	$ 263,776
Goldman Sachs International	EUR	Sell	15,144,000	17,404,090 USD	12/17/21	223,465
Bank of America, N.A.	GBP	Sell	17,526,000	23,508,921 USD	12/17/21	190,538
Barclays Bank plc	CAD	Sell	10,915,000	8,733,693 USD	12/17/21	186,527
Citibank, N.A.	EUR	Sell	3,900,000	4,565,313 USD	12/31/21	137,820
JPMorgan Chase Bank, N.A.	GBP	Sell	1,429,000	1,901,752 USD	12/17/21	464
Goldman Sachs International	ILS	Sell	5,707,550	1,691,893 USD	01/31/22	(126,683)
						$ 875,907

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Special Purpose Acquisition Company (SPAC).
2	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2021, the total value of segregated securities was $1,133,589,606.
3	Affiliated issuer.
4	PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
5	Security is an interest-only strip.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7	Rate indicated is the 7-day yield as of November 30, 2021.
8	Variable rate security. Rate indicated is the rate effective at November 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
9	Variable rate security. Rate indicated is the rate effective at November 30, 2021. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
10	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $641,869,211 (cost $631,939,564), or 40.8% of total net assets.
11	Perpetual maturity.
12	Security is in default of interest and/or principal obligations.

See notes to financial statements.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

13	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $12,703,048 (cost $22,609,458), or 0.8% of total net assets —See Note 12.
14	Payment-in-kind security.
15	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
16	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2021. See table below for additional step information for each security.

BofA — Bank of America
CAD — Canadian Dollar
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private Venture
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	89.5%
Cayman Islands	2.9%
United Kingdom	1.9%
Canada	1.6%
Luxembourg	0.8%
Netherlands	0.7%
France	0.5%
Other	2.1%
Total Long-Term Investments	100.0%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 460,363,846	$ 4,020,259	$ 997,197	$ 465,381,302
Preferred Stocks	—	74,628,281	761,240	75,389,521
Warrants	3,923,927	—	—	3,923,927
Exchange-Traded Funds	192,831,392	—	—	192,831,392
Closed-End Funds	42,029,785	—	—	42,029,785
Money Market Fund	14,070,010	—	—	14,070,010
Corporate Bonds	—	700,635,611	43,704,294	744,339,905
Senior Floating Rate Interests	—	453,198,666	76,675,397	529,874,063
Asset-Backed Securities	—	113,055,518	32,686,798	145,742,316
Collateralized Mortgage Obligations	—	27,366,729	6,667,551	34,034,280
Municipal Bonds	—	451,613	—	451,613
Options Purchased	—	811,338	—	811,338
Forward Foreign Currency Exchange Contracts*	—	1,002,590	—	1,002,590
Total Assets	$ 713,218,960	$1,375,170,605	$161,492,477	$2,249,882,042

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 7,026,666	$ —	$ —	$ 7,026,666
Forward Foreign Currency Exchange Contracts*	—	126,683	—	126,683
Unfunded Loan Commitments (Note 11)	—	—	999,460	999,460
Total Liabilities	$ 7,026,666	$ 126,683	$ 999,460	$ 8,152,809

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $389,921,748 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance		Valuation	Unobservable	Input	Weighted
Category	at November 30, 2021	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 15,878,400	Third Party Pricing	Vendor Price	—	—
Asset-Backed Securities	8,289,697	Option Adjusted Spread off the	Broker Quote	—	—
		prior month end broker quote
Asset-Backed Securities	8,085,424	Yield Analysis	Yield	2.6%-13.0%	5.0%
Asset-Backed Securities	433,277	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage	4,417,150	Option Adjusted Spread off the	Broker Quote	—	—
Obligations		prior month end broker quote
Collateralized Mortgage	2,250,401	Third Party Pricing	Broker Quote	—	—
Obligations
Common Stocks	419,637	Enterprise Value	Valuation Multiple	2.1x-18.3x	10.3x
Common Stocks	341,713	Model Price	Purchase Price	—	—
Common Stocks	233,735	Model Price	Market Comparable Yields 12.2%		—
Common Stocks	2,112	Model Price	Liquidation Value	—	—
Corporate Bonds	22,503,927	Option Adjusted Spread off the	Broker Quote	—	—
		prior month end broker quote
Corporate Bonds	10,937,192	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	8,220,186	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	1,048,587	Yield Analysis	Yield	4.2%	—
Corporate Bonds	994,402	Model Price	Purchase Price	—	—
Preferred Stocks	761,240	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	51,544,871	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	17,403,945	Yield Analysis	Yield	4.8%-8.1%	7.0%
Senior Floating Rate Interests	3,930,000	Model Price	Market Comparable	10.4%	—
			Yields
Senior Floating Rate Interests	3,796,581	Model Price	Purchase Price	—	—
Total Assets	$161,492,477
Liabilities:
Unfunded Loan Commitments	$ 999,460	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2021, the Fund had securities with a total value of $32,540,668 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $25,177,699 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2021.

			Assets					Liabilities
				Senior				Unfunded
	Collateralized			Floating				Loan
	Asset-Backed	Mortgage	Corporate	Rate	Common	Preferred	Total	Commit-
	Securities	Obligations	Bonds	Interests	Stocks	Stocks	Assets	ments
Beginning Balance	$21,322,803	$4,473,052	$38,752,769	$ 67,861,369	$ 1,408,510	$761,240	$134,579,743	$ (851,599)
Purchases/(Receipts)	16,458,621	—	—	19,920,023	79	—	36,378,723	(1,119,998)
(Sales, maturities and
paydowns)/Fundings	(4,989,236)	—	(9,250,000)	(25,078,732) (1,115,277)		—	(40,433,245)	902,744
Amortization of
premiums/discounts	272,785	(4,167)	7,022	583,445	—	—	859,085	—
Mergers	84,602	—	1,500,000	18,698,966	1,574,185		21,857,753	(483,691)
Total realized gains (losses)
included in earnings	384,598	—	—	226,261	(34,531)	—	576,328	876,379
Total change in unrealized
appreciation (depreciation)
included in earnings	(847,375)	(51,735)	436,967	(454,157)	1,227,421	—	311,121	(323,295)
Transfers into Level 3	—	2,250,401	12,257,536	18,032,731	—	—	32,540,668	—
Transfers out of Level 3	—	—	—	(23,114,509)	(2,063,190)	—	(25,177,699)	—
Ending Balance	$32,686,798	$6,667,551	$43,704,294	$ 76,675,397	$ 997,197	$761,240	$161,492,477	$ (999,460)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
November 30, 2021	$ (847,375) $ (51,735)		$ 436,957	$ 404,708	$ 201,672	$ —	$ 144,227	$ 149,534

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to decrease.

	Coupon Rate at Next	Next Rate
Name	Reset Date	Reset Date	Future Reset Rate	Future Reset Date
GAIA Aviation Ltd. 2019-1,
3.97% due 12/15/44	2.00%	11/15/26	—	—

See notes to financial statements.

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2021

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended November 30, 2021, in which the company is an affiliated issuer, were as follows:

						Change in
					Realized	Unrealized
	Value				Gain	Appreciation	Value	Shares
Security Name	05/31/21	Additions	Reductions	Mergers	(Loss)	(Depreciation)	11/30/21	11/30/21
Common Stocks
BP Holdco LLC*	$ 19,419	$ —	$ —	$ 46,505	$ —	$ 19,410	$ 85,334	121,041
Targus Group
International
Equity, Inc.*	30,190	—	—	78,556	—	10,664	119,410	45,049
	$ 49,609	$ —	$ —	$125,061	$ —	$ 30,074	$ 204,744

* Non-income producing security.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 81

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2021

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,096,443,316)	$ 2,248,674,708
Investments in affiliated issuers, at value (cost $59,478)	204,744
Foreign currency, at value	6,469
Cash	5,606,246
Unrealized appreciation on forward foreign currency exchange contracts	1,002,590
Prepaid expenses	43,695
Receivables:
Interest	12,887,658
Investments sold	7,421,703
Fund shares sold	1,647,831
Dividends	957,979
Tax reclaims	6,687
Total assets	2,278,460,310
LIABILITIES:
Reverse repurchase agreements (Note 7)	389,921,748
Borrowings (Note 8)	242,750,690
Unfunded loan commitments, at value (Note 11) (commitment fees received $1,280,217)	999,460
Options written, at value (premiums received $8,778,435)	7,026,666
Unrealized depreciation on forward foreign currency exchange contracts	126,683
Interest due on borrowings	483,812
Segregated cash due to broker	1,480,000
Payable for:
Investments purchased	58,521,590
Investment advisory fees	1,830,190
Offering costs	1,465,634
Professional fees	202,887
Trustees’ fees and expenses*	31,175
Other liabilities	278,235
Total liabilities	705,118,770
NET ASSETS	$ 1,573,341,540
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 95,450,442 shares issued and outstanding	$ 954,504
Additional paid-in capital	1,622,454,097
Total distributable earnings (loss)	(50,067,061)
NET ASSETS	$ 1,573,341,540
Shares outstanding ($0.01 par value with unlimited amount authorized)	95,450,442
Net asset value	$16.48

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2021
For the Six Months Ended November 30, 2021

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 32,615,960
Dividends from securities of unaffiliated issuers	3,522,956
Total investment income	36,138,916
EXPENSES:
Investment advisory fees	7,162,848
Interest expense	1,261,004
Professional fees	257,341
Administration fees	126,799
Fund accounting fees	115,390
Custodian fees	62,269
Trustees’ fees and expenses*	54,312
Printing fees	34,638
Registration and filing fees	34,587
Insurance	14,442
Transfer agent fees	13,756
Miscellaneous	7,746
Total expenses	9,145,132
Net investment income	26,993,784
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,734,194
Investments in unaffiliated issuers sold short	(144,844)
Swap agreements	(417,170)
Futures contracts	9,885,127
Options purchased	(1,709,005)
Options written	(15,615,307)
Forward foreign currency exchange contracts	2,922,750
Foreign currency transactions	(100,821)
Net realized loss	(445,076)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(26,331,976)
Investments in affiliated issuers	30,074
Investments in unaffiliated issuers sold short	(64,863)
Swap agreements	117,908
Futures contracts	(3,750,876)
Options purchased	(2,358,675)
Options written	9,028,910
Forward foreign currency exchange contracts	260,310
Foreign currency translations	484,188
Net change in unrealized appreciation (depreciation)	(22,585,000)
Net realized and unrealized loss	(23,030,076)
Net increase in net assets resulting from operations	$ 3,963,708

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 83

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2021

	Six Months Ended
	November 30, 2021	Year Ended
	(Unaudited)	May 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 26,993,784	$ 43,762,094
Net realized gain (loss) on investments	(445,076)	24,213,261
Net change in unrealized appreciation (depreciation)
on investments	(22,585,000)	89,819,977
Net increase in net assets resulting from operations	3,963,708	157,795,332
DISTRIBUTIONS:
Distributions to shareholders	(66,029,405)	(44,994,676)
Return of capital	—	(56,227,228)
Total distributions	(66,029,405)	(101,221,904)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares from Mergers[a]	644,136,499	—
Proceeds from shares issued through at-the-market offering	105,733,147	161,999,252
Reinvestments of distributions	8,140,243	11,166,994
Common shares offering cost charged to paid-in-capital	(644,066)	(590,331)
Net increase in net assets resulting from shareholder transactions	757,365,823	172,575,915
Net increase in net assets	695,300,126	229,149,343
NET ASSETS:
Beginning of period	878,041,414	648,892,071
End of period	$ 1,573,341,540	$ 878,041,414

[a]	Fund Mergers — See Note 13.

See notes to financial statements.

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2021
For the Six Months Ended November 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 3,963,708
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	26,366,765
Net change in unrealized (appreciation) depreciation on options purchased	2,358,675
Net change in unrealized (appreciation) depreciation on options written	(9,028,910)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(260,310)
Net realized gain on investments	(4,589,350)
Net realized loss on options purchased	1,709,005
Net realized loss on options written	15,615,307
Purchase of long-term investments	(440,710,631)
Proceeds from sale of long-term investments	368,415,439
Net proceeds from sale of short-term investments	(13,620,122)
Net accretion of bond discount and amortization of bond premium	(4,117,417)
Corporate actions and other payments	(110,894)
Premiums received on options written	42,776,634
Cost of closing options written	(59,593,010)
Commitment fees received and repayments of unfunded commitments	218,624
Increase in interest receivable[1]	(1,399,111)
Increase in dividends receivable[1]	(218,055)
Decrease in investments sold receivable[1]	93,257,450
Decrease in unamortized upfront premiums paid on interest rate swap agreements	57,195
Decrease in swap settlement receivable	33,800
Decrease in variation margin on futures contracts receivable	63,325
Decrease in prepaid expenses[1]	30,727
Increase in tax reclaims receivable	(6,687)
Decrease in investments purchased payable	(49,039,430)
Increase in interest due on borrowings[1]	320,247
Decrease in professional fees payable[1]	(68,553)
Decrease in segregated cash due to broker	(1,810,000)
Increase in investment advisory fees payable[1]	224,204
Decrease in variation margin on interest rate swap agreements payable	(24,473)
Increase in trustees’ fees and expenses payable*,1	9,478
Decrease in other liabilities[1]	(59,816)
Net Cash Used in Operating and Investing Activities	$ (29,236,186)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 85

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2021
For the Six Months Ended November 30, 2021

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (57,889,162)
Proceeds from the issuance of common shares	105,914,860
Proceeds from borrowings	8,000,000
Proceeds from reverse repurchase agreements	656,468,277
Payments made on reverse repurchase agreements	(689,632,575)
Offering costs in connection with the issuance of common shares	(450,409)
Net Cash Provided by Financing Activities	22,410,991
Net decrease in cash	(6,825,195)
Cash at Beginning of Period (including restricted cash)	2,773,670
Cash Acquired in Connection with the Mergers	9,664,240
Cash at End of Period (including foreign currency)	$ 5,612,715
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 1,096,132
Supplemental Disclosure of Cash Financing Activity: Dividend reinvestment	$ 8,140,243
Fair value of investments and borrowings acquired through the Mergers	$ 717,757,844

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

1 Includes assets and liabilities acquired in the Mergers.

See notes to financial statements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2021

	Six Months Ended
	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$ 17.05	$ 15.29	$ 17.91	$ 19.12	$ 19.78	$ 17.50
Income from investment operations:
Net investment income(a)	0.44	0.95	0.89	0.97	1.23	1.61
Net gain (loss) on investments (realized and unrealized)	0.08	3.00	(1.32)	0.01	0.30	2.86
Total from investment operations	0.52	3.95	(0.43)	0.98	1.53	4.47
Less distributions from:
Net investment income	(1.09)	(0.97)	(0.86)	(1.12)	(2.01)	(2.18)
Capital gains	—	—	—	(0.16)	(0.18)	(0.01)
Return of capital	—	(1.22)	(1.33)	(0.91)	—	—
Total distributions to shareholders	(1.09)	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$ 16.48	$ 17.05	$ 15.29	$ 17.91	$ 19.12	$ 19.78
Market value, end of period	$ 18.75	$ 20.90	$ 16.20	$ 19.96	$ 21.29	$ 20.94
Total Return(b)
Net asset value	3.13%	27.20%	(2.79%)	5.43%	8.02%	26.76%
Market value	(5.04%)	45.59%	(7.96%)	4.94%	13.31%	33.33%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 1,573,342	$ 878,041	$ 648,892	$ 641,825	$ 530,250	$ 410,465
Ratio to average net assets of:
Net investment income, including interest expense	5.14%(f)	5.72%	5.29%	5.26%	6.27%	8.55%
Total expenses, including interest expense(c)(d)	1.74%(f)	1.83%	1.21%	1.17%	1.52%	2.35%
Portfolio turnover rate	25%	64%	41%	38%	48%	41%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 87

FINANCIAL HIGHLIGHTS continued	November 30, 2021

Six Months Ended
	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2021	2020	2019	2018	2017
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 242,751	$ 38,501	$ 19,300	N/A	N/A	$ 16,705
Asset Coverage per $1,000 of indebtedness(e)	$ 7,481	$ 23,806	$ 34,621	N/A	N/A	$ 25,571

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.06%, 0.09%, 0.08%, 0.00%*, 0.00%*, and 0.00%* for the period ended November 30, 2021 and the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.
(d)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2021 and the years ended May 31, would be:

November 30,
2021
(Unaudited)	2021	2020	2019	2018	2017
1.50%(f)	1.55%	1.17%	1.15%	1.33%	1.62%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(f)	Annualized.
*	Less than 0.01%.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2021

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

(g) U.S. Government Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(m) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$399,300,000	$31,125,807

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income, Index Exposure	$207,827,396	$31,125,807

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

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The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index Exposure	$55,726,400	$–

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$–	$9,035,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is

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selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$5,087,104	$47,342,330

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate option contracts	Investments in unaffiliated	Options written, at value
issuers, at value

Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange	currency exchange
	contracts	contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2021:

Asset Derivative Investments Value
	Options	Forward
Options	Purchased	Foreign
Written	Interest	Currency	Total Value at
Equity	Rate	Exchange	November 30,
Risk	Risk	Risk	2021
$ —	$ 811,338	$ 1,002,590	$ 1,813,928

Liability Derivative Investments Value
	Options	Forward
Options	Purchased	Foreign
Written	Interest	Currency	Total Value at
Equity	Rate	Exchange	November 30,
Risk	Risk	Risk	2021
$ 7,026,666	$ —	$ 126,683	$ 7,153,349

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts

Interest rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements

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Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written

Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2021:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
			Options		Forward
	Swaps	Options	Purchased	Options	Foreign
Futures	Interest	Written	Interest	Purchased	Currency
Equity	Rate	Equity	Rate	Equity	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$9,885,127	$(417,170)	$(15,615,307)	$—	$(1,709,005)	$2,922,750	$ (4,933,605)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
			Options		Forward
	Swaps	Options	Purchased	Options	Foreign
Futures	Interest	Written	Interest	Purchased	Currency
Equity	Rate	Equity	Rate	Equity	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$(3,750,876)	$ 117,908	$9,028,910	$(2,358,675)	$ —	$ 260,310	$ 3,297,577

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political

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developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a

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default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward foreign
currency
exchange
contracts	$ 1,002,590	$ —	$ 1,002,590	$ (126,683)	$ (498,378)	$ 377,529
Options purchased
contracts	811,338	—	811,338	—	(667,378)	143,960

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward foreign
currency
exchange
contracts	$ 126,683	$ —	$ 126,683	$ (126,683)	$ —	$ —
Reverse
Repurchase
Agreements	389,921,748	—	389,921,748	(389,921,748)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Citibank N.A., New York	Forward foreign currency exchange contracts	$ –	$ 900,000
Goldman Sachs International	Forward foreign currency exchange contracts	–	580,000
		$ –	$ 1,480,000

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

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Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

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Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2021, the average daily balance for which reverse repurchase agreements were outstanding amounted to $294,597,435. The weighted average interest rate was 0.47%. As of November 30, 2021 there was $389,921,748 (inclusive of interest payable) in reverse repurchase agreements outstanding.

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As of November 30, 2021, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	0.47%	01/21/22	$ 56,870,673
Barclays Capital, Inc.	(2.00%) - 0.52%*	Open Maturity	37,086,333
BMO Capital Markets Corp.	0.35% - 0.50%*	Open Maturity	99,443,690
BMO Capital Markets Corp.	0.40% - 0.55%	02/07/22	31,069,704
BofA Securities, Inc.	0.28% - 0.47%	02/10/22	27,158,990
BofA Securities, Inc.	0.26% - 0.45%*	Open Maturity	5,026,389
Canadian Imperial Bank Of Commerce	0.40% - 0.60%*	Open Maturity	43,953,497
Credit Suisse Securities (USA) LLC	(2.00%) - 0.45%*	Open Maturity	22,919,457
J.P. Morgan Securities LLC	0.35% - 0.43%*	Open Maturity	6,414,242
RBC Capital Markets LLC	(0.50%) - 0.45%*	Open Maturity	55,178,663
Societe Generale	0.55%*	Open Maturity	4,800,110
			$ 389,921,748

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of November 30, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2021, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight			Greater than
	and Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$267,674,619	$ —	$115,099,368	$ —	$382,773,987
Preferred Stocks	7,147,761	—	—	—	7,147,761
Total reverse repurchase
agreements	$274,822,380	$ —	$115,099,368	$ —	$389,921,748
Gross amount of recognized
liabilities for reverse
repurchase agreements	$274,822,380	$ —	$115,099,368	$ —	$389,921,748

Note 8 – Borrowings

The Fund has entered into an $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. Effective October 25, 2021, in connection with the merger of Guggenheim Credit Allocation Fund (GGM) and Guggenheim Enhanced Equity Income Fund (GPM) (the “Target Funds”) with and into GOF the committed credit facility agreement was amended to increase the maximum commitment amount to $400,000,000. On December 25, 2021, the terms of the $400,000,000 credit facility were amended such that interest on the amount borrowed is based on the 1-month LIBOR plus 0.85%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2021, there was $242,750,690 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period was $79,436,482 with a related average interest rate of 1.01%. The

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maximum amount outstanding during the period was $242,750,690. As of November 30, 2021, the total value of securities segregated and pledged as collateral in connection with borrowings was $503,416,644.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

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Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$2,091,085,209	$210,481,155	$(58,837,671)	$151,643,484

As of May 31, 2021, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$21,201,353	$(9,202,717)	$11,998,636

For the year ended May 31, 2021, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$44,994,676	$—	$56,227,228	$101,221,904

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 10 – Securities Transactions

For the period ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$440,710,631	$368,415,439

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

price to save costs, where permissible. For the period ended November 30, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$871,547	$413,738	$10,870

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2021, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $438,986,139.

The unfunded loan commitments as of November 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alexander Mann	12/16/2024	GBP 1,071,424	$ 109,749
Boyd Corp.	7/24/2026	1,500,000	11,250
CapStone Acquisition Holdings, Inc.	11/12/2027	510,992	2,555
Care BidCo	4/15/2026	EUR 1,000,000	99,530
Confluent Health LLC	10/27/2028	389,381	1,947
Eisner Advisory Group	7/28/2028	238,636	597
Facilities Group	11/23/2027	3,344,109	36,612
FirstDigital Communications LLC	2/26/2022	8,000,000	–
FR Refuel LLC	11/2/2028	933,333	8,167
Galls LLC	1/31/2024	53,733	2,528
Higginbotham	11/25/2026	151,734	1,886
ImageFIRST Holdings LLC	4/27/2028	154,815	581
Integrated Power Services Holdings, Inc.	11/18/2028	1,219,512	–
Jones Deslauriers Insurance Management, Inc. 3/26/2029		CAD 208,000	–
MB2 Dental Solutions LLC	1/29/2027	1,191,067	20,491
National Mentor Holdings, Inc.	3/2/2028	201,000	839
Pacific Bells, LLC	10/6/2028	82,990	363
Polaris Newco LLC	6/4/2026	4,352,000	490,673
Pro Mach Group, Inc.	8/31/2028	318,436	497
PT Intermediate Holdings III LLC	10/29/2028	584,943	5,849
SCP Eye Care Services LLC	3/16/2028	443,182	1,108
Service Logic Acquisition, Inc.	10/29/2027	140,821	352
SHO Holding I Corp.	4/27/2024	350,000	19,250
Taxware Holdings (Sovos Compliance LLC)	8/11/2028	220,890	–
Venture Global Calcasieu Pass LLC	8/19/2026	529,774	10,595
Vertical (TK Elevator)	1/29/2027	EUR 1,750,000	174,041
			$ 999,460

* The face amount is denominated in U.S. dollars unless otherwise indicated.

110 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	10/14/09	$ 5,384,675	$ 668
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	2,186,657	994,400
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	1,067,190	75,250
British Telecommunications plc
4.88% due 11/23/81[2]	11/16/21	5,550,000	5,523,527
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	308,354	288,815
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22	02/27/18	795,353	736,000
Freddie Mac Military Housing
Bonds Resecuritization
Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[3]	09/10/19	3,559,221	3,639,194
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	2,341,590	133,400
Princess Juliana International
Airport Operating Company N.V.
5.50% due 12/20/27[4]	12/17/12	1,416,418	1,311,794
		$ 22,609,458	$ 12,703,048

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Variable rate security. Rate indicated is the rate effective at November 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[4]	All or a portion of this security has been physically segregated in connection with borrowings.

Note 13 – Mergers

On October 25, 2021, the Mergers of Guggenheim Enhanced Equity Income Fund (GPM) and Guggenheim Credit Allocation Fund (GGM) (the “Target Funds”) with and into GOF (the “Acquiring Fund”) were completed (each, a “Merger” and together, the “Mergers”).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

In the Mergers, common shareholders of GPM and GGM, respectively, received newly-issued GOF common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GPM and/or GGM common shares, as applicable, as determined at the close of business on October 22, 2021. Relevant details pertaining to the Mergers are as follows:

Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Strategic Opportunities Fund (GOF)	$16.82	N/A
Guggenheim Credit Allocation Fund (GGM)	$18.89	1.12334682
Guggenheim Enhanced Equity Income Fund (GPM)	$ 8.88	0.52792920

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers, were as follows:

Target Funds – Prior to Mergers	GGM	GPM
Cost of unaffiliated investments	$306,647,641	$476,112,858
Fair value of unaffiliated investments	$309,306,828	$620,925,002
Net unrealized appreciation (depreciation) on unaffiliated investments	$ 2,659,187	$144,812,144
Cost of affiliated investments	$ 34,202	$ –
Fair value of affiliated investments	$ 125,061	$ –
Net unrealized appreciation (depreciation) on affiliated investments	$ 90,859	$ –
Premiums received on options written	$ (33,778)	$ (8,803,701)
Fair value of options written	$ (49,820)	$(16,184,230)
Net unrealized appreciation (depreciation) on options written	$ (16,042)	$ (7,380,529)
Net unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	$ (30,383)	$ –
Net unrealized appreciation (depreciation) on foreign
currency translations	$ 15	$ –

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Mergers were as follows:

Target Funds – Prior to Mergers	GGM	GPM
Common shares outstanding	11,353,737	48,390,478
Net assets applicable to common shares	$214,497,022	$429,639,477
NAV per common share	$ 18.89	$ 8.88
Acquiring Fund – Prior to Mergers		GOF
Common shares outstanding		55,585,735
Net assets applicable to common shares		$934,828,474
NAV per common share		$ 16.82

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

Acquiring Fund – Post Mergers	GOF
Common shares outstanding	93,886,666
Net assets applicable to common shares	$1,578,964,974
NAV per common share	$ 16.82

Cost and Expenses

In connection with the Mergers, the Target Funds and the Acquiring Fund did not incur any costs or expenses. All costs were paid by the Adviser.

Note 14 – Capital

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 95,450,442 shares issued and outstanding.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2021	May 31, 2021
Beginning shares	51,503,912	42,426,020
Shares issues through at-the-market offering	5,217,649	8,462,066
Shares issues through dividend reinvestment	427,950	615,826
Shares issued in fund Mergers	38,300,931	–
Ending shares	95,450,442	51,503,912

On July 1, 2019, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $350,000,000 of common shares. On July 1, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 11,250,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On February 1, 2021, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $159,724,117, from time to time, through Cantor Fitzgerald as agent for the Fund.

As of November 30, 2021, up to $328,902,410 remained available under the at-the-market sales agreement. For the period ended November 30, 2021, the Fund paid $450,409 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.

Note 15 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2021

policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 16 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)	November 30, 2021

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2021.

Results of Shareholder Votes

A joint special meeting of shareholders of the Fund was held on September 14, 2021. Shareholders voted on the approval of the merger of each of GGM and GPM into the Fund. With regards to the approval of the merger of each of GGM and GPM into the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Approval of GGM merger into the Fund	22,309,202	2,800,114	1,772,289
Approval of GPM merger into the Fund	22,606,160	2,954,383	1,805,665

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2007	Current: Private Investor (2001-present).	156	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Guggenheim Enhanced Equity
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc.		Income Fund (2005-2021); Guggenheim
		Oversight	(1987-1990).		Credit Allocation Fund (2013-2021);
		Committee)			Managed Duration Investment Grade
Municipal Fund (2003-2016).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	155	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Guggenheim Enhanced Equity
Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
Infinity Property & Casualty Corp.
(2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	155	Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
	Contracts	Since 2020	Lydon Media (2016-present).
	Review	(Chair of the			Former: Guggenheim Enhanced Equity
	Committee	Contracts			Income Fund (2019-2021); Guggenheim
		Review			Credit Allocation Fund (2019-2021);
		Committee)			Harvest Volatility Edge Trust (3)
(2017-2019).

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel, Momkus LLP (2016-present).	156	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	and		President, General Counsel, and Corporate Secretary, Van Kampen
	Governance		Investments (1982-1999).		Former: Guggenheim Enhanced Equity
	Committee				Income Fund (2005-2021); Guggenheim
Credit Allocation Fund (2013-2021);
Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	155	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of the	Companies, Inc. (2007-2017).		Trust (14) (2018-present).
Audit
		Committee)			Former: Guggenheim Enhanced Equity
Income Fund (2019-2021); Guggenheim
Credit Allocation Fund (2019-2021);
SSGA Master Trust (1) (2018-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	155	Former: Guggenheim Enhanced Equity
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Income Fund (2005-2021); Guggenheim
	Board and		Investment Company Institute (2018-present).		Credit Allocation Fund (2013-2021);
	Chair of the				Western Asset Inflation-Linked
	Executive		Former: Member, Executive Committee, Independent Directors Council		Opportunities & Income Fund (2004-
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		2020); Western Asset Inflation-Linked
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Income Fund (2003-2020); Managed
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Duration Investment Grade Municipal
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		Fund (2003-2016).
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	155	Former: Guggenheim Enhanced Equity
(1961)	President and	(Trustee) Since	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Income Fund (2018-2021); Guggenheim
	Chief Legal	2014 (Chief	(2014-present); Vice President, certain other funds in the Fund Complex		Credit Allocation Fund (2018-2021).
	Officer	Legal Officer)	(2007-present); Senior Managing Director, Guggenheim Investments
		Since 2012	(2012-present).
(Vice President)
Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2022.

- Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2023.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

OFFICERS
The Officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

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OTHER INFORMATION (Unaudited) continued	November 30, 2021

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

120 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 121

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2021

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

122 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2021

Board of Trustees	Investment Adviser

Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 123

FUND INFORMATION continued	November 30, 2021

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-SAR-1121

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2021:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO- Fixed Income - 2021- Present
Steven Brown – Senior Managing Director	2017

Guggenheim Partners Investment Management, LLC Senior Managing Director 2019- Present; Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Managing Director	2018

Guggenheim Partners Investment Management, LLC: Managing Director 2019- Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Perry Hollowell – Managing Director	2021	Guggenheim Partners Investment Management, LLC: Managing Director 2021- to Present; Director – 2015 to 2021; Vice President – 2013 to 2015.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of November 30, 2021:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	9	$14,548,510,197	0	$0
Other pooled investment vehicles	72	$13,603,821,082	41	$8,984,710,768
Other accounts	130	$185,117,925,978	14	$5,308,146,187

Anne B. Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$53,610,701,649	0	$0
Other pooled investment vehicles	6	$4,050,010,355	3	$2,680,721,794
Other accounts	99	$172,776,454,679	6	$432,571,820

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	15	$52,628,944,188	0	$0
Other pooled investment vehicles	6	$4,050,010,355	3	$2,680,721,794
Other accounts	32	$19,728,003,813	3	$402,127,610

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	21	$52,798,635,431	0	$0
Other pooled investment vehicles	6	$4,050,010,355	3	$2,680,721,794
Other accounts	32	$19,728,003,813	3	$402,127,610

Perry Hollowell:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	1	$644,226,367	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2021:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
Steven Brown	None
Adam Bloch	None
Perry Hollowell	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 4, 2022

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 4, 2022